TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Investment Manager's Report

To Our Shareholders in Tweedy, Browne American Value Fund:

     We are pleased to present the Semi-Annual Report of Tweedy, Browne American Value Fund (the "Fund") for the six months ended September 30, 1995. For this six-month period, the net asset value per share of your Fund increased 21.2%* to $12.98 per share. For the first nine months of calendar year 1995, the net asset value shows a gain of 32.2%*. For the same six and nine-month periods, the Standard & Poor's 500 Stock Index (the "S&P 500") increased 18.2% and 29.7%, respectively, including the reinvestment of dividends paid.

     Our gains this year have come from a variety of holdings, some obvious and some not. While technology stocks have benefitted many funds this year, we only owned one true technology stock, Digital Equipment Corporation, which rose 20.1% in the past six months. However, our investment in Digital Equipment was based more on significant purchases of the stock by insiders, officers and directors, than on any great insights we had as to the company's technological position. We also had significant investments in banks and other financial services companies, which generally performed well. One of our largest positions at the end of March was Chase Manhattan Corporation, which we owned because it was selling at a modest premium to book value and at a price/earnings ratio of between 5 and 6 times. We actually considered Chase one of the less likely merger candidates among our bank stocks because of its size. However, the proposed merger with Chemical Bank lifted Chase's stock price 74% from March to September.

     Our gains did not come only from our larger cap holdings. For example, at the end of March your Fund owned shares in National Education Corporation ("NEC"), which was trading then at $3.25 per share and had a total market capitalization of less than $100 million. The company was dropped from the S&P 500, which forced the index funds to liquidate their holdings in NEC, which, in turn, depressed the stock price. We increased our holdings at that time, nearly doubling our position. The stock rose to $8.00 per share at the end of September for a six-month gain of 146%. Although our cost for these shares represented approximately 1% of our net assets, its price increase added approximately 1.3% to our results over the past six months. We also own shares in Independent Insurance Group Incorporated, a life insurance company. At the end of March it was priced at $11.75 per share, had a market cap of

---------------

* The total return for the year ended September 30, 1995 was 27.3% and the average annual total return since inception (December 8, 1993) through September 30, 1995 was 15.9%. Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes; and shares, when redeemed, may be worth less than their original cost.

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                                      1
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

$154 million, and was selling at less than one-half of book value. At March 31, our holdings in this company represented 0.8% of our net assets. The company announced in July that it had hired an investment banker to explore ways of enhancing shareholder value, and the stock rose 112% to $25 per share by September 29. This relatively small investment contributed one-half of one percent to our performance over the past six months. Our experience, which has been reinforced over the past six months, has brought us to the conclusion that it remains impossible for us to predict from where our gains may come. We are content to keep looking for cheap stocks in all capitalization ranges and buy them when we find them.

     The fundamental financial characteristics of the Fund have not changed in any material way over the past six months. As of October 9, 1995, 23% of the portfolio was invested in 64 issues that had a weighted average price to book value ratio of 70%. Of the 3,568 stocks in one of our databases for U.S. stocks, 225 issues, or just 6% of the total, had a price to book value ratio of 70% or less. Similarly, 37 issues in the Fund representing 53% of the portfolio, had a weighted average price/earnings ratio of 9.8 times, as compared to the database where 632 issues, or 18% of the total, had a price/earnings ratio of 9.8 or less. The total number of issues in the Fund was 119, of which 83 issues, representing approximately 35% of the amount invested in stocks, had a market capitalization of less than $1 billion. Further, 77 of these issues, representing approximately 30% of the amount invested in stocks, had a market capitalization of less than $500 million. We continue to focus our search for new investments on low price/earnings ratio and low price to book value stocks with a bias towards smaller and medium capitalization companies.

     We are pleased that our results so far this year have been better than the S&P 500, especially in light of the fact that the S&P 500 is reportedly beating 85% of the mutual funds this year. However, our performance is more a function of the work we did last year identifying and buying cheap stocks. We do not know when the stock market may choose to correct what we believe are inaccuracies in the pricing of a company's assets or earning power. It is beyond our control. Nor do we have any prescience in knowing when to get into the market. Quite simply, we are in the stock market precisely so that we can participate when it begins to rise. In our opinion, what we do is very much a process based on a few investment principles, or models, that have worked for us in the past. No matter where in the world one is investing, in our opinion, it is essential to first have a set of investment principles to guide you. Here at Tweedy, Browne, we are fortunate in having a set of principles developed by individuals far smarter than we, and proven time and again in academic studies of historical stock market performance.

     In the United States, the investment business is a highly developed industry where information of all sorts is readily available to anyone. However, one of the most successful approaches to investing was developed by Benjamin Graham in the pre-Bloomberg, pre-Compustat, pre-derivatives dark ages of the 1920s and 1930s. Ben determined that there were two values to every share of stock. The first value was the most recent price at which shares of that stock had traded. The second value was that which would accrue to that share of stock in the event the business was sold or liquidated in an arms' length transaction involving knowledgeable buyers and sellers, or what Ben called INTRINSIC VALUE. The first

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                                      2
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

value, market value, is influenced by many emotional factors, such as greed and fear, and thus is more volatile. Intrinsic value has generally been more stable because it involves a pragmatic business investment decision, and the decision makers generally have a better frame of reference, a better knowledge tree, for making their valuations.

     According to Ben, the essence of investment was to take advantage of discrepancies between market prices of stocks and their intrinsic values, usually at a discount of 40% to 50% or more. The determination of intrinsic value follows two models. The first is statistical, for which we like to use an analogy of an automobile insurance company. If you were going to go into the auto insurance business intelligently, and we emphasize the word intelligently, you would first set the standards for those motorists to whom you would be willing to issue a policy. For example, let's say you only insure married couples between the ages of 35 and 55, who live in the suburbs, take public transportation to work, don't have any children who drive, and whose car is a Volvo station wagon. If you only issue policies to motorists who meet these criteria, you will do far better than Allstate, which also insures Hot Rod Harry, who believes the measure of his manhood is how much rubber he can burn while racing his Camaro from 0 to 60 mph, or dear old Aunt Doris in Boca Raton who, at 86 is a tad forgetful, but is unwilling to give up her license.

     In the same way that Ben Graham did before us, we have established "underwriting" criteria for stocks we are willing to buy. For example, we like to buy stocks selling at two-thirds of net current assets, or stocks selling at one-half of book value when equity is greater than all liabilities, or stocks with fairly reliable earnings that are selling at an earnings yield 50% or greater than the long-term bond yield. And like the insurance company that wants to issue as many policies as it can that meet its criteria to achieve the desired statistical result that such underwriting standards should produce, we want to own a diversified portfolio of stocks meeting our criteria. A portfolio that in total meets these criteria will be priced in total at a substantial discount to intrinsic value.

     Another method we employ to determine intrinsic value is the appraisal method. This method is company specific; i.e., it is done company by company. It is analogous to putting your house on the market. You call a real estate broker and ask for an appraisal of your house based on recent comparable sales. A board of directors does the same thing when it puts the company up for sale. Basically, investment bankers are fancy real estate brokers dealing in high priced merchandise. They track sales of similar businesses, or do discounted cash flow analyses to come up with the value of a business. In this way, intrinsic valuation models can be determined for different kinds of businesses. For example, the average television station currently sells for 10 times cash flow less any debt and plus any cash. Banks are currently being acquired for approximately 15 times earnings. Branded consumer products companies are currently being acquired on average for 10 times pre-tax earnings, again adjusted for debt and cash. If we construct a portfolio of companies selling at a 40% to 50% discount from what they would be worth in a sale of the entire business, we end up making money. Value investors are successful primarily because they set up their models before setting out to buy their stocks.

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                                      3
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

     Value investors also have the advantage of knowing what they CANNOT do. We recognize the futility of trying to predict stock market movements, and the absurdity of technical analysis with its shoulders and heads, etc. To us, this is no more than garbage in, garbage out. We are sure that if someone gathered the information, some correlation could probably be drawn between the weather and the stock markets, such as 52% of the time the stock market declines following five straight days of rain in the Mississippi Delta. The real beauty of value investing, beyond its financial rewards, is that it is possible to be successful without being a rocket scientist. If you have figured out what has worked, and then do that, it can be relatively easy to succeed.

     Last year we sent our shareholders a collection of academic studies that we compiled on fundamental financial criteria that produced superior investment returns. A total of 44 studies were included in our booklet, which is entitled WHAT HAS WORKED IN INVESTING*. The studies are split fairly evenly between U.S. stocks and foreign stocks and were not selected because they reached a conclusion supporting value investing. These were all the studies we found. However, the results are very similar. Low price to book value, low price/earnings ratios, low price to cash flow, stocks that had declined significantly, stocks with significant insider purchases, etc., all criteria that on the surface seem logical, did in fact provide superior investment returns.

     One of our favorite studies, CONTRARIAN INVESTMENT, EXTRAPOLATION AND RISK, by Professors Lakonishok, Vishny and Shliefer does not reach any investment conclusions that surprise us after more than 25 years of value investing. What is different and highly important about this study is that it addresses the following question: If the empirical evidence, since Ben Graham's work in the 1930s through decades of numerous other studies, many of which we have included in our booklet, demonstrates the superior performance of value investing, why don't more people do it? The reason seems to be that it runs against human nature to be a contrarian, which is key to value investing. We often buy out of favor stocks, stocks that the investment community is avoiding because of past poor performance. It is similar to drawing up a list of potential spouses and saying you only want to see the ones that all your peers have rejected. In the world of institutional money management, if you go against the consensus and perform badly, you're dead. If you go with the consensus, you have a much better chance of surviving even if you perform poorly because most others will have performed poorly, too. Being a contrarian may simply be too great a risk despite empirical evidence supporting this approach. We believe most investors who are not contrarians have not taken the time to figure out how the game is played, learn what has worked and build models for successful investing, so they lack any convictions from which to draw the strength to go against the crowd. As John Train wrote in his chapter on Ben Graham in THE MONEY MASTERS: "MANY PEOPLE, INCLUDING EXPERIENCED BUSINESSMEN AND PROFESSIONALS, HAVE BEEN FINANCIALLY SHIPWRECKED BECAUSE THEY TRUSTINGLY SET FORTH IN A LEAKY CRAFT CAPTAINED BY AN INCOMPETENT. SOMEONE WHO SPENT THE FEW HOURS NECESSARY TO UNDERSTAND THE INTELLIGENT INVESTOR WOULD BE UNLIKELY TO SUFFER THIS FATE. YET ALAS, FEW STOCKHOLDERS, LET ALONE INVESTORS, HAVE DONE IT."

---------------

* If you would like a copy of WHAT HAS WORKED IN INVESTING, call Shareholder Services at (800) 873-8242.

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                                      4
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

     Every day we continue to look for undervalued stocks, and we attempt to build a diversified portfolio from these stocks. We cannot predict when we will realize gains from these investments. Our U.S. investments are doing very well in 1995. In our opinion, most market pundits were not predicting that U.S. stock markets would have such a good year. Rather than try to time stock markets, we prefer to buy cheap stocks and wait. Over time, we have been rewarded; we have no reason to believe that times have changed. As of the date of this letter, the current and retired partners and their families, as well as employees of Tweedy, Browne, have more than $16.2 million invested in the Fund.

                                         Sincerely,

                                         Christopher H. Browne
                                         William H. Browne
                                         John D. Spears

                                         General Partners
                                         TWEEDY, BROWNE COMPANY L.P.
                                         Investment Adviser to the Fund

October 31, 1995

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                                     ---
                                      5
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

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Portfolio of Investments

September 30, 1995 (Unaudited)

                                                   MARKET
                                                    VALUE
  SHARES                                          (NOTE 1)
----------                                      -------------
              COMMON STOCKS -- DOMESTIC -- 76.4%
              BANKING -- 16.9%
    55,000    BancFirst Corporation..........   $   1,038,125
    96,780    BanPonce Corporation, New......       3,750,225
     5,000    Cape Cod Bank & Trust
                Company......................         196,250
    83,180    Chase Manhattan Corporation....       5,084,378
    78,900    Comerica, Inc. ................       2,850,264
    51,000    First Chicago Corporation......       3,499,875
     1,000    First Citizens BancStock
                Inc. ........................          47,000
     5,400    First Mortgage Corporation.....          30,375
    32,900    Mercantile Bancorporation,
                Inc. ........................       1,472,275
   175,000    PNC Bank Corporation...........       4,878,125
    42,760    Salomon Inc. ..................       1,635,570
     4,300    Suffolk Bancorp................         155,875
    14,500    Transworld Bancorp.............         195,750
       600    Wells Fargo & Company..........         111,375
                                                -------------
                                                   24,945,462
                                                -------------
              FINANCIAL SERVICES -- 12.1%
   132,930    American Express Company.......       5,898,769
     2,000    CM Bank Holding Company........         170,000
    62,770    Federal Home Loan Mortgage
                Corporation..................       4,338,976
    31,800    Household International
                Inc. ........................       1,971,600
    18,300    HPSC Inc. .....................          84,639
   247,100    Jan Bell Marketing Inc.+.......         942,069
    19,000    Kent Financial Services
                Inc. ........................         133,000
    10,000    Kinnard Investments Inc. ......          36,250
   117,450    Lehman Brothers Holdings
                Inc. ........................       2,716,031
    10,000    Letchworth Independent
                BancShares...................         287,500
    34,900    Lomas Financial Corporation,
                New+.........................          19,631
    44,200    Norex American Inc. ...........         469,625
    17,500    Pure World Inc. ...............          52,500
     6,300    Stifel Financial Corporation...          38,981
    23,100    Value Line Inc. ...............         762,300
                                                -------------
                                                   17,921,871
                                                -------------
              CONSUMER NON-DURABLES -- 11.1%
   110,500    Bairnco Corporation............         580,125
    57,700    Coca-Cola Bottling Company.....       2,033,925
    37,800    Fuji Photo Film
                Company Ltd., ADR............       1,875,825
    42,235    Great Atlantic & Pacific Tea
                Company......................       1,182,580
    98,035    Nestle, ADR....................       5,024,294
    93,859    Polaroid Corporation...........       3,730,895
    46,900    Reebok International Ltd. .....       1,612,188


                                                   MARKET
                                                    VALUE
  SHARES                                          (NOTE 1)
----------                                      -------------
              CONSUMER NON-DURABLES -- (CONTINUED)
    10,800    TCC Industries Inc.+...........   $      27,000
    37,500    Village Super Market Inc.,
                Class A......................         281,250
                                                -------------
                                                   16,348,082
                                                -------------
              INSURANCE -- 8.6%
    15,000    Allstate Financial
                Corporation..................          89,062
    76,700    American Indemnity Financial
                Corporation..................         939,575
    47,925    American National Insurance
                Company......................       2,791,631
     5,375    Amwest Insurance Group Inc. ...          80,289
    39,900    Independent Insurance
                Group Inc. ..................         997,500
    10,300    Kansas City Life Insurance
                Company......................         545,900
    20,900    Merchants Group Inc. ..........         397,100
    40,100    National Western Life Insurance
                Company......................       2,245,600
    30,500    Provident Life and Accident
                Company, Class B.............         827,313
    14,145    ReliaStar Financial
                Corporation..................         574,640
   143,500    SCOR US Corporation............       2,224,250
     9,000    Security-Connecticut
                Corporation..................         248,625
    26,700    USLIFE Corporation.............         780,975
                                                -------------
                                                   12,742,460
                                                -------------
              RETAIL -- 4.6%
   100,400    Ben Franklin Retail Stores
                Inc. ........................         376,500
    85,000    Best Products Inc. ............         722,500
     1,000    Dart Group Corporation, Class
                A............................          85,812
     3,300    EZCorp, Inc., Class A..........          17,738
    59,200    Forschner Group................         710,400
    50,600    K mart Stores..................         733,700
    32,300    Luria (L) and Sons Inc.+.......         193,800
     9,700    Mercantile Stores Company
                Inc. ........................         436,500
    52,000    Penny (J.C.) Company, Inc. ....       2,580,500
   108,900    Syms Corporation...............         993,713
                                                -------------
                                                    6,851,163
                                                -------------
              LEISURE AND ENTERTAINMENT -- 3.9%
   117,600    C-TEC Corporation..............       2,734,200
    89,843    Hasbro Inc. ...................       2,796,363
     7,500    Latin American Casinos Inc. ...          19,219
    30,000    Savoy Pictures Entertainment
                Inc.+........................         198,750
                                                -------------
                                                    5,748,532
                                                -------------

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                                      6
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

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Portfolio of Investments

September 30, 1995 (Unaudited)

                                                   MARKET
                                                    VALUE
  SHARES                                          (NOTE 1)
----------                                      -------------
              COMMON STOCKS -- DOMESTIC
              BASIC INDUSTRIES -- 3.9%
     5,235    Binks Manufacturing Company....   $     129,566
    27,000    Monarch Machine Tool Company...         374,625
    65,700    Tremont Corporation +..........       1,322,214
    29,800    Unilever NV, ADR...............       3,874,000
                                                -------------
                                                    5,700,405
                                                -------------
              CHEMICALS -- 3.2%
    56,620    Philip Morris Companies
                Inc. ........................       4,727,770
                                                -------------
              ENGINEERING AND CONSTRUCTION -- 2.1%
    12,500    Atkinson (Guy F.) Company
                California +.................         125,781
    22,000    Devcon International
                Corporation +................         198,000
     4,080    Oilgear Company................          71,400
     6,000    Oriole Homes Corporation,
                Class A......................          40,500
    32,600    Oriole Homes Corporation,
                Class B......................         211,900
   344,300    Standard Pacific Corporation...       2,410,100
                                                -------------
                                                    3,057,681
                                                -------------
              REAL ESTATE -- 2.0%
   146,800    American Real Estate Partners
                Ltd. ........................       1,266,150
    19,700    Arizona Land Income
                Corporation, Class A.........          98,500
    13,200    Mays (J.W.), Inc. .............          90,750
    43,800    Price Enterprises Inc. ........         700,800
    19,700    Reading Company, Class A.......         197,000
   116,000    RPS Realty Trust...............         522,000
    21,100    Storage Propertys Inc. ........         126,600
                                                -------------
                                                    3,001,800
                                                -------------
              HEALTH CARE -- 1.9%
    65,735    Horizon/CMS Healthcare
                Corporation..................       1,495,471
    16,706    Johnson & Johnson..............       1,238,332
                                                -------------
                                                    2,733,803
                                                -------------
              CONSUMER SERVICES -- 1.6%
   296,100    National Education
                Corporation..................       2,368,800
                                                -------------
              TECHNOLOGY -- 0.9%
    28,800    Digital Equipment
                Corporation +................       1,314,000
    11,600    LDI Corporation................          37,700
                                                -------------
                                                    1,351,700
                                                -------------


                                                   MARKET
                                                    VALUE
  SHARES                                          (NOTE 1)
----------                                      -------------
              AUTOMOTIVE PARTS -- 0.8%
   135,500    Capco Automotive Products,
                Inc. ........................   $   1,253,375
                                                -------------
              BEVERAGES -- 0.6%
    21,100    Guinness PLC, Sponsored ADR....         857,715
                                                -------------
              BUSINESS SERVICES -- 0.4%
    62,400    Duplex Products Inc.+..........         468,000
    12,500    Paris Business Forms Inc. .....          96,875
                                                -------------
                                                      564,875
                                                -------------
              METALS AND METAL PRODUCTS -- 0.3%
    14,000    American Metals Service,
                Inc. ........................          10,920
    64,600    Proler International
                Corporation +................         476,425
                                                -------------
                                                      487,345
                                                -------------
              TRANSPORTATION/TRANSPORTATION
              SERVICES -- 0.3%
    41,000    KLLM Transport Services
                Inc. ........................         415,125
     2,500    Petroleum Helicopters Inc. ....          27,500
                                                -------------
                                                      442,625
                                                -------------
              OIL AND GAS -- 0.3%
    48,900    Pool Energy Services
                Company +....................         427,875
                                                -------------
              PRINTING AND PUBLISHING -- 0.2%
    30,000    Advanced Marketing
                Services Inc.+...............         236,250
                                                -------------
              TELECOMMUNICATIONS -- 0.1%
    11,200    Falcon Cable Systems
                Company Ltd. ................          99,400
    15,000    TCI International Inc. ........         121,875
                                                -------------
                                                      221,275
                                                -------------
              ELECTRONIC EQUIPMENT -- 0.1%
     8,000    Espey Manufacturing and
                Electronics Corporation......         113,000
                                                -------------
              OTHER -- 0.5%
    44,600    Astrosystems Inc.+.............         239,725
     2,180    Grey Advertising Inc. .........         429,460
       800    Resources America, Inc.+.......          18,000
                                                -------------
                                                      687,185
                                                -------------
              TOTAL COMMON STOCKS -- DOMESTIC
              (COST $93,004,679).............     112,791,049
                                                -------------

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                                     ---
                                      7
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

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Portfolio of Investments

September 30, 1995 (Unaudited)

                                                   MARKET
                                                    VALUE
  SHARES                                          (NOTE 1)
----------                                      -------------
              COMMON STOCKS -- FOREIGN -- 5.9%
              NETHERLANDS -- 1.6%
    16,388    Heineken Holdings NV, Class
                A............................   $   2,437,867
                                                -------------
              UNITED KINGDOM -- 1.3%
   145,000    McAlpine (Alfred) PLC..........         277,229
    32,000    SmithKline Beacham, PLC units,
                ADR..........................       1,620,000
                                                -------------
                                                    1,897,229
                                                -------------
              FINLAND -- 0.8%
    11,000    Kone Corporation, Class B......       1,221,779
                                                -------------
              SWITZERLAND -- 0.7%
     2,000    Danzas PC......................         371,972
       500    Magazine Zum Globus, (Ptg).....         330,882
       500    Swissair AG, Registered........         346,021
                                                -------------
                                                    1,048,875
                                                -------------
              JAPAN -- 0.7%
    17,000    Fuji Photo Film Ltd. Ord.......         423,906
    19,000    Matsushita Electric Industrial
                Company......................         291,555
    10,000    Nissan Fire & Marine Insurance
                Company......................          60,471
     5,000    Sankyo Company.................         114,078
    10,000    Toyo Technical Company Ltd. ...          97,925
                                                -------------
                                                      987,935
                                                -------------
              FRANCE -- 0.6%
     7,200    Compagnie Financiere de Suez...         277,502
     2,725    Klepierre......................         320,946
     2,300    Peugeot SA.....................         314,326
                                                -------------
                                                      912,774
                                                -------------
              SINGAPORE -- 0.2%
    78,000    Robinson and Company...........         328,836
                                                -------------
              TOTAL COMMON STOCKS -- FOREIGN
              (COST $7,578,171)..............       8,835,295
                                                -------------
              PREFERRED STOCK -- 0.0%++
              (COST $16,100)
     1,400    Grant Geophysical Inc.,
                Preferred....................          23,275
                                                -------------


                                                   MARKET
   FACE                                             VALUE
  VALUE                                           (NOTE 1)
----------                                      -------------
              COMMERCIAL PAPER -- 11.6%
$6,000,000    Ford Motor Credit Corporation,
                6.000% due 10/2/95...........   $   6,000,000
 4,133,000    General Electric Capital
                Corporation, 6.500% due
                10/2/95. ....................       4,133,000
 7,000,000    Prudential Funding Corporation,
                6.500% due 10/2/95...........       7,000,000
                                                -------------
              TOTAL COMMERCIAL PAPER
              (COST $17,133,000).............      17,133,000
                                                -------------
              U.S. TREASURY BILLS -- 0.3%
   150,000    6.140%** due 5/2/96............         144,826
   315,000    5.630%** due 8/22/96...........         299,928
                                                -------------
              TOTAL U.S. TREASURY BILLS
              (COST $444,754)................         444,754
                                                -------------
              REPURCHASE AGREEMENT -- 4.1%
              (COST $6,000,000)
 6,000,000    Agreement with UBS Securities,
                Inc., 6.420%, dated 9/29/95
                to be repurchased at
                $6,003,210 on 10/2/95,
                collaterized by $6,000,000
                U.S. Treasury Notes, 5.875%
                due 3/31/99..................       6,000,000
                                                -------------
TOTAL INVESTMENTS
(COST $124,176,704*)..............    98.3%       145,227,373
OTHER ASSETS AND
  LIABILITIES(NET)................     1.7          2,523,414
                                     ------      ------------
NET ASSETS........................   100.0%      $147,750,787
                                     ======      ============

---------------

 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviation:
ADR -- American Depository Receipt


 - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

                                     ---
                                      8
                                     ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Schedule of Forward Exchange Contracts

September 30, 1995 (Unaudited)

                                                                                                       CONTRACT        MARKET
                                                                                                        VALUE           VALUE
CONTRACTS                                                                                                DATE         (NOTE 1)
----------                                                                                             --------      -----------
FORWARD EXCHANGE CONTRACTS TO BUY
  (Contract Amount $164,492)
   810,322    French Franc..........................................................................   10/31/95      $   164,495
                                                                                                                     ===========
FORWARD EXCHANGE CONTRACTS TO SELL
 3,681,860    Finnish Markka........................................................................    6/28/96      $  (860,486)
 1,316,790    Finnish Markka........................................................................    9/13/96         (307,715)
 3,048,600    French Franc..........................................................................    9/13/96         (616,732)
31,776,000    Japanese Yen..........................................................................    4/30/96         (331,517)
29,036,000    Japanese Yen..........................................................................    6/28/96         (305,506)
18,720,000    Japanese Yen..........................................................................    9/13/96         (199,238)
 1,522,000    Netherlands Guilder...................................................................    4/29/96         (960,885)
 1,083,740    Netherlands Guilder...................................................................    6/28/96         (684,105)
 1,235,025    Netherlands Guilder...................................................................    9/13/96         (785,326)
   885,975    Swiss Franc...........................................................................    9/13/96         (791,437)
                                                                                                                     -----------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
  (Contract Amount $5,900,000)......................................................................                 $(5,842,947)
                                                                                                                     ===========

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                                      ---
                                       9
                                      ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities

September 30, 1995 (Unaudited)

ASSETS
     Investments, at value (Cost $124,176,704) (Note 1)
          See accompanying schedule....................................                   $145,227,373
     Cash and foreign currency (Cost $1,062,997).......................                      1,045,444
     Receivable for Fund shares sold...................................                      8,808,807
     Dividends and interest receivable.................................                        239,562
     Unamortized organization costs (Note 5)...........................                         61,627
     Net unrealized appreciation of forward exchange contracts (Note
      1)...............................................................                         57,056
     Prepaid expense...................................................                          1,681
                                                                                          ------------
          TOTAL ASSETS.................................................                    155,441,550
                                                                                          ------------
LIABILITIES
     Payable for investment securities purchased.......................    $7,470,486
     Investment advisory fee payable (Note 2)..........................       121,578
     Payable for Fund shares redeemed..................................        14,101
     Administration fee payable (Note 2)...............................        12,505
     Transfer agent fees payable (Note 2)..............................         9,400
     Accrued expenses and other payables...............................        62,693
                                                                           ----------
          TOTAL LIABILITIES............................................                      7,690,763
                                                                                          ------------
NET ASSETS.............................................................                   $147,750,787
                                                                                          ============
NET ASSETS CONSIST OF
     Undistributed net investment income...............................                   $    881,400
     Accumulated net realized gain on securities, forward exchange
      contracts and foreign currencies.................................                        230,111
     Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets...............                     21,090,172
     Par value.........................................................                          1,138
     Paid-in capital in excess of par value............................                    125,547,966
                                                                                          ------------
          TOTAL NET ASSETS.............................................                   $147,750,787
                                                                                          ============
NET ASSET VALUE, offering and redemption price per share
  ($147,750,787 / 11,384,472 shares of common stock outstanding).......                         $12.98
                                                                                                ======

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                                      ---
                                      10
                                      ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Statement of Operations

For the six months ended September 30, 1995 (Unaudited)

INVESTMENT INCOME
     Dividends (net of foreign withholding taxes of $39,708).......................     $   957,332
     Interest......................................................................         496,599
                                                                                        -----------
          TOTAL INVESTMENT INCOME..................................................       1,453,931
                                                                                        -----------
EXPENSES
     Investment advisory fee (Note 2)..................................    $629,314
     Administration fee (Note 2).......................................      79,794
     Transfer agent fees (Note 2)......................................      28,005
     Custodian fees (Note 2)...........................................      22,243
     Legal and audit fees..............................................      14,510
     Amortization of organization costs (Note 5).......................       9,761
     Directors' fees and expenses (Note 2).............................       4,675
     Other.............................................................      60,206
     Waiver of fees by investment adviser and administrator (Note 2)...     (90,621)
     Waiver of fees by custodian (Note 2)..............................     (20,681)
                                                                           --------
          TOTAL EXPENSES...........................................................         737,206
                                                                                        -----------
NET INVESTMENT INCOME..............................................................         716,725
                                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
     Net realized gain (loss) on:
          Securities...............................................................         284,066
          Forward exchange contracts...............................................         (10,354)
          Foreign currencies.......................................................          10,536
                                                                                        -----------
     Net realized gain on investments during the period............................         284,248
                                                                                        -----------
     Net change in unrealized appreciation (depreciation) of:
          Securities...............................................................      17,719,516
          Forward exchange contracts...............................................         121,298
          Foreign currencies and net other assets..................................         (18,067)
                                                                                        -----------
     Net unrealized appreciation of investments during the period..................      17,822,747
                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....................................      18,106,995
                                                                                        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................     $18,823,720
                                                                                        ===========

 - - - - - - - - - - - -  SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - -

                                      ---
                                      11
                                      ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Statement of Changes in Net Assets

                                                                        SIX MONTHS
                                                                          ENDED            YEAR
                                                                         9/30/95           ENDED
                                                                       (UNAUDITED)        3/31/95
                                                                       ------------     -----------
Net investment income..............................................    $    716,725     $   382,282
Net realized gain (loss) on securities, forward exchange contracts
  and foreign currencies during the period.........................         284,248         (54,613)
Net unrealized appreciation of securities, forward exchange
  contracts, foreign currencies and net other assets during the
  period...........................................................      17,822,747       3,809,073
                                                                       ------------     -----------
Net increase in net assets resulting from operations...............      18,823,720       4,136,742
Distributions to shareholders from net investment income...........              --        (236,230)
Net increase in net assets from Fund share transactions (Note 4)...      70,071,035      38,822,437
                                                                       ------------     -----------
Net increase in net assets.........................................      88,894,755      42,722,949
NET ASSETS
Beginning of period................................................      58,856,032      16,133,083
                                                                       ------------     -----------
End of period (including undistributed net investment income
  of $881,400 and $164,675, respectively)..........................    $147,750,787     $58,856,032
                                                                       ============     ===========

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                                      ---
                                      12
                                      ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Financial Highlights

For a Fund share outstanding throughout each period.

                                                      SIX MONTHS
                                                         ENDED           YEAR         PERIOD
                                                        9/30/95         ENDED         ENDED
                                                      (UNAUDITED)     3/31/95(f)    3/31/94(a)
                                                      -----------     ----------    ----------
Net asset value, beginning of period...............    $   10.71       $   9.71      $  10.00
                                                        --------        -------       -------
Income from investment operations:
Net investment income(c)...........................         0.05           0.13          0.01
Net realized and unrealized gain (loss) on
  investments......................................         2.22           0.93         (0.30)
                                                        --------        -------       -------
     Total from investment operations..............         2.27           1.06         (0.29)
                                                        --------        -------       -------
Dividends from net investment income...............           --          (0.06)           --
                                                        --------        -------       -------
Net asset value, end of period.....................    $   12.98       $  10.71      $   9.71
                                                        ========        =======       =======
Total return(d)....................................        21.20%         11.02%        (2.90)%
                                                        ========        =======       =======
Ratios/Supplemental Data
Net assets, end of period (in 000's)...............    $ 147,751       $ 58,856      $ 16,133
Ratio of operating expenses to average net
  assets(e)........................................         1.46%(b)       1.74%         2.26%(b)
Ratio of net investment income to average net
  assets...........................................         1.42%(b)       1.25%         0.64%(b)
Portfolio turnover rate............................            2%             4%            0%

---------------

 (a) The Fund commenced operations on December 8, 1993.
 (b) Annualized.
 (c) Net investment income (loss) for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the six months ended September
     30, 1995, the year ended March 31, 1995 and the 3.75-month period ended March 31, 1994 was
     $0.04, $0.11 and $(0.01), respectively.
 (d) Total return represents aggregate total return for the periods indicated.
 (e) Annualized expense ratios before waiver of fees by investment adviser and/or administrator and/or custodian for the six months ended September 30, 1995, the year ended March 31, 1995 and the 3.75-month period ended March 31, 1994 were 1.68%, 1.94% and 3.51%, respectively.
 (f) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.

 - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

                                      ---
                                      13
                                      ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)

1.  SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities that are traded primarily on a domestic exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the current bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                      ---
                                      14
                                      ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)

have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund currently enters into such contracts with Mellon Bank Corporation ("Mellon Bank") and Brown Brothers Harriman & Co.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                       ---
                                       15
                                       ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)

1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY TRANSACTIONS

     The Company on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1995, Tweedy, Browne voluntarily waived fees of $63,621.

     The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund have approximately $16.2 million of their own money invested in the Fund.

     The Company on behalf of the Fund has entered into an administration agreement (the "Administration Agreement") with The Shareholder Services Group Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays TSSG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                                             FEES ON ASSETS
                                             ----------------------------------------------
                                                                BETWEEN
                                                UP TO           $200 AND        EXCEEDING
                                             $200 MILLION     $500 MILLION     $500 MILLION
          ---------------------------------------------------------------------------------
          Administration Fees                    0.10%            0.08%            0.06%
          ---------------------------------------------------------------------------------

                                                 UP TO          EXCEEDING
                                             $100 MILLION     $100 MILLION
          ---------------------------------------------------------------------------------
          Accounting Fees                        0.06%            0.04%
          ---------------------------------------------------------------------------------

     For the six months ended September 30, 1995, TSSG voluntarily waived administration fees of $27,000.

     Under the terms of the Administration Agreement, the Company will pay for Fund Administration Services, a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services. The

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                                       ---
                                       16
                                       ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)

Company will pay for Fund Accounting Services a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

     No officer, director or employee of Tweedy, Browne, TSSG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, TSSG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1995, Boston Safe voluntarily waived fees of $20,681. Unified Advisers, Inc., serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

     For the six months ended September 30, 1995, the Fund incurred total brokerage commissions of $90,755.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchase and proceeds from sales of investment securities, excluding short-term investments for the six months ended September 30, 1995, aggregated $53,626,903 and $1,849,048, respectively.

     At September 30, 1995, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $21,983,821 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $933,152.

4.  CAPITAL STOCK

     The Company is authorized to issue one billion shares of $.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                             SIX MONTHS ENDED 9/30/95           YEAR ENDED 3/31/95
                                            ---------------------------     ---------------------------
                                              SHARES          AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Sold                                         7,181,700     $ 85,644,915     4,305,320       $43,591,028
Reinvested                                          --               --        22,466           224,083
Redeemed                                    (1,293,312)     (15,573,880)     (492,575)       (4,992,674)
-------------------------------------------------------------------------------------------------------
Net Increase                                 5,888,388     $ 70,071,035     3,835,211       $38,822,437
-------------------------------------------------------------------------------------------------------

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                       ---
                                       17
                                       ---

TWEEDY, BROWNE AMERICAN VALUE FUND

--------------------------------------------------------------------------------
 Notes to Financial Statements (Unaudited)

5.  ORGANIZATION COSTS

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  CAPITAL LOSS CARRYFORWARD

     At March 31, 1995, the Fund had for Federal tax purposes unused capital losses of $54,137, expiring on March 31, 2003, which can be used to offset future net capital gains.

7.  SUBSEQUENT EVENT

     As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

     This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company L.P. is a member of the NASD and is the Distributor of the Company.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                       ---
                                       18
                                       ---

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                                             [GRAPHIC OF UNITED STATES MAP]

                                                    TWEEDY, BROWNE
                                                 AMERICAN VALUE FUND


                                                 ---------------------
                                                      SEMI-ANNUAL
                                                 ---------------------
                                                   SEPTEMBER 30, 1995
                                                 ---------------------
                                                 ---------------------












     TWEEDY, BROWNE FUND INC.
52 Vanderbilt Avenue, NY, NY 10017
   800-432-4789 or 800-873-8242




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

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Investment Manager's Report
------------------------------------------------------------------------
--------

To Our Shareholders in Tweedy, Browne Global Value Fund:

     We are pleased to present the Semi-Annual Report of Tweedy, Browne
Global
Value Fund (the "Fund") for the six months ended September 30, 1995. For this six-month period, the net asset value per share of your Fund increased 10.2%* to
$12.70 per share. For the first nine months of calendar year 1995, the net asset value of your Fund showed a gain of 6.9%.* Since your Fund is hedged back into the U.S. dollar, we believe a relevant comparison is to the Morgan Stanley
Europe, Australia and Far East Index (EAFE) in local currency, which showed gains of 11.7% for the six months and 3.0% for the nine months ended September
30, 1995. For the same six and nine-month periods, the EAFE Index, translated into U.S. dollars, increased 4.9% and 6.9%, respectively.** (Results in U.S.
dollars and local currencies include dividends, net of foreign withholding taxes.) Translated into U.S. dollars, currency movements had a negative impact on the U.S. dollar EAFE Index return for the six-month period but were beneficial for the nine-month period.

     The fundamental financial characteristics of the Fund have not changed in
any material way over the past six months. As of September 30, 1995, 37%
of the
portfolio was invested in 113 issues that had a weighted average price to book
value ratio of 61%. Of the 6,471 stocks in one of our global databases,
181
issues, or 3% of the total, had a price to book value ratio of 61% or less.
Similarly, 56 issues in the Fund representing 44% of the portfolio had a weighted average price/earnings ratio of 9.6 times, as compared to the global database where 1,192 issues, or 18% of the total had a price earnings ratio of
9.6

---------------

 *  The Fund had a total return for the year ended September 30, 1995 of
4.7%
    and an average annual total return since inception (June 15, 1993) through
    September 30, 1995 of 11.7%. EAFE, in local currency, net after withholding taxes, had a total return of 2.5% and 5.2%, respectively, for the year ended
    September 30, 1995 and for the period May 31, 1993 through September
30,
    1995. (Index information is available at month end only; therefore, the closest month end to inception date of the Fund, May 31, 1993, has been used.) Past performance is not a guarantee of future results and total return and principal value of investments will fluctuate with market changes; and shares, when redeemed, may be worth more or less than their
    original cost.

**  Results for the Morgan Stanley Capital International World Index
(the "MSCI
    World Index") for the six and nine-month periods ended September 30 are
    10.1% and 15.2%, respectively, in U.S. Dollars and 14.1% and 12.6%, respectively, in local currencies. Results include dividends, net of foreign
    withholding taxes. The MSCI World Index is comprised of EAFE plus
Canada,
    the U.S. and South African Gold Mines. The U.S. component is 40% of the total. The Fund's U.S. component is 17%.

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times or less. The total number of issues in the Fund was 209, of which
157
issues representing 53% of the amount invested in stocks had a market capitalization of less than $1 billion. Further, 140 of these issues representing 39% of the amount invested in stocks had a market capitalization of less than $500 million. We continue to focus our search for new investments on low price/earnings ratio and low price to book value stocks with a bias towards smaller and medium capitalization companies.

     The geographic distribution of our assets has also not changed significantly over the past six months. The five largest countries for investment remain the U.S., Switzerland, Japan, France, and the Netherlands. By region, Europe continues to be the largest at 55% of net assets, with North
America next at 18%, followed by the Far East and Australia at 15%. The overall level of investment has declined somewhat from 93% of net assets to 87%. This decline is not the result of any conscious decision on our part to raise cash, but a result of rising stock markets, which often have the effect of lowering the level of investment on value managed portfolios. With time, the level of investment will go back to a more fully invested position. Additionally, our preference for smaller cap companies requires a go-slow approach to investing, especially since we do not want our buy orders to be the reason for the rise in the price of a stock. This is one of the principles we follow in managing your
Fund because we believe it ultimately produces better investment results.

     No matter where in the world one is investing, in our opinion it is essential to first have a set of investment principles to guide you. Here at
Tweedy, Browne, we are fortunate in having a set of principles developed by individuals far smarter than we, and proven time and again in academic studies of historical stock market performance.

     In the United States, the investment business is a highly developed industry where information of all sorts is readily available to anyone. However, one of the most successful approaches to investing was developed by Benjamin
Graham in the pre-Bloomberg, pre-Compustat, pre-derivatives dark ages of the
1920s and 1930s. Ben determined that there were two values to every share of stock. The first value was the most recent price at which shares of that stock had traded. The second value was that which would accrue to that share of stock in the event the business was sold or liquidated in an arms' length transaction involving knowledgeable buyers and sellers, or what Ben called INTRINSIC VALUE.
The first value, market value, is influenced by many emotional factors, such as greed and fear, and thus is more volatile. Intrinsic value has generally been more stable because it involves a pragmatic business investment decision, and the decision makers generally have a better frame of reference, a better knowledge tree, for making their valuations.

     According to Ben, the essence of investment was to take advantage of discrepancies between market prices of stocks and their intrinsic values, usually at a discount of 40% to 50% or more. The determination of intrinsic value follows two models. The first is statistical, for which we like to use an analogy of an automobile insurance company. If you were going to go into the auto insurance business intelligently, and we emphasize the word intelligently, you would first set the standards for those motorists to whom you would be willing to issue a policy. For example, let's say you only insure married couples between the ages of 35 and 55, who live in the suburbs, take public transportation to work, don't

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

have any children who drive, and whose car is a Volvo station wagon. If you only issue policies to motorists who meet these criteria, you will do far better than
Allstate, which also insures Hot Rod Harry, who believes the measure of his manhood is how much rubber he can burn while racing his Camaro from 0 to 60 mph, or dear old Aunt Doris in Boca Raton who, at 86 is a tad forgetful and is unwilling to give up her license.

     In the same way that Ben Graham did before us, we have established "underwriting" criteria for stocks we are willing to buy. For example, we like to buy stocks selling at two-thirds of net current assets, or stocks selling at one-half of book value when equity is greater than all liabilities, or stocks with fairly reliable earnings that are selling at an earnings yield at least 50% greater than the long-term bond yield. And like the insurance company that wants to issue as many policies as it can that meet its criteria to achieve the desired statistical result that such underwriting standards should produce, we want to own a diversified portfolio of stocks meeting our criteria. A portfolio that in total meets these criteria will be priced in total at a substantial discount to intrinsic value.

     Another method of determining intrinsic value is the appraisal method. This method is company specific; i.e., it is done company by company. It is analogous to putting your house on the market. You call a real estate broker and ask for an appraisal of your house based on recent comparable sales. A board of directors does the same thing when it puts the company up for sale. Basically, investment bankers are fancy real estate brokers dealing in high priced merchandise. They track sales of similar businesses, or do discounted cash flow analyses to come up with the value of a business. In this way, intrinsic valuation models can be determined for different kinds of businesses. For example, the average television station currently sells for 10 times cash flow less any debt and plus any cash. Banks are currently being acquired for approximately 15 times earnings. Branded consumer products companies are currently being acquired on average for 10 times pre-tax earnings, again adjusted for debt and cash. If we construct a portfolio of companies selling at a 40% to 50% discount from what they would be worth in a sale of the entire business, we end up making money. Value investors are successful primarily because they set up their models before setting out to buy their stocks.

     Value investors also have the advantage of knowing what they CANNOT do. We recognize the futility of trying to predict stock market movements, and the absurdity of technical analysis with its shoulders and heads, etc. To us, this is no more than garbage in, garbage out. We are sure that if someone gathered the information, some correlation between the weather and the stock markets could probably be drawn, such as 52% of the time the stock market declines following five straight days of rain in the Mississippi Delta. The real beauty of value investing, beyond its financial rewards, is that it is possible to be successful without being a rocket scientist. If you have figured out what has worked, and then do that, it can be relatively easy to succeed.

     Last year we sent our shareholders a collection of academic studies that we compiled on fundamental financial criteria that produced superior investment returns. A total of 44 studies were included in our

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booklet, which is entitled, WHAT HAS WORKED IN INVESTING*. The studies are
split fairly evenly between U.S. stocks and foreign stocks and were not selected because they reached a conclusion supporting value investing. These were all the studies we found. However, the results are very similar. Low price to book value, low price/earnings ratios, low price to cash flow, stocks that had declined significantly, stocks with significant insider purchases, etc., all criteria that on the surface seem logical, did in fact provide superior investment returns.

     One of our favorite studies, CONTRARIAN INVESTMENT, EXTRAPOLATION AND RISK, by Professors Lakonishok, Vishny and Shliefer does not reach any investment conclusions that surprise us after more than 25 years of value investing. What is different about this study, and highly important, is that it addresses the question of why more people are not value investors despite the empirical evidence. Starting with Ben Graham in the 1930s, through the decades and numerous other studies, many of which are included in our booklet, the empirical data demonstrates the superior performance of value investing. The reason seems to be that it runs against human nature to be a contrarian, which is key to value investing. We are often buying out of favor stocks, stocks that the investment community is avoiding because of past poor performance. It is similar to drawing up a list of potentially good spouses and saying you only want to see the ones that all your peers have rejected. In the world of institutional money management, if you go against the consensus and perform badly, you're dead. If you go with the consensus, you have a much better chance of surviving even if you perform poorly because most others will have performed poorly, too. Being a contrarian may simply be too great a risk despite empirical evidence supporting this approach. We believe most investors who are not contrarians have not taken the time to figure out how to play the game, learn what has worked and then build models for successful investing, so they lack any convictions from which to draw the strength to go against the crowd. As John Train wrote in his chapter on Ben Graham in THE MONEY MASTERS: "MANY PEOPLE, INCLUDING EXPERIENCED BUSINESSMEN AND PROFESSIONALS, HAVE BEEN FINANCIALLY SHIPWRECKED BECAUSE THEY
TRUSTINGLY SET FORTH IN A LEAKY CRAFT CAPTAINED BY AN INCOMPETENT.
sOMEONE WHO
SPENT THE FEW HOURS NECESSARY TO UNDERSTAND THE INTELLIGENT INVESTOR
WOULD BE
UNLIKELY TO SUFFER THIS FATE. YET ALAS, FEW STOCKHOLDERS, LET ALONE
INVESTORS,
HAVE DONE IT."

     Having adopted investment models based on Ben Graham's investment principles, we at Tweedy, Browne had little difficulty making the transition to investing in foreign stocks. We just applied the same investment principles,
models, to non-U.S. stocks while developing a few additional models to deal with
the particular
pecul*******************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
*************scovery of a
number of companies that were selling at less than one-third of book

---------------

* If you would like a copy of WHAT HAS WORKED IN INVESTING, call
Shareholder
Services at (800) 873-8242.

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

value. At the time, the entire Japanese stock market was selling for about 15 times earnings. Buying the insurers at one-third of book value effectively let you buy the Japanese market at roughly 5 times earnings. Tracing back through the history of Tweedy, Browne to the days when our principal business was as a market maker in inactively traded securities, the lack of standard information on a company or a concern for liquidity in its shares was never an obstacle to investment. Indeed, the greater the absence of these two factors, the greater the possibility of finding a bargain. Having profitably invested in hundreds, if not thousands, of obscure securities over the years, we knew that if something was cheap, we shouldn't ask why, we should just buy it! When the Japanese market began to take off in the early to mid-1980s, these stocks appreciated significantly and we made handsome profits.

     Our next investments in non-U.S. stocks came in the mid-1980s. This time the bargains were in Europe. Having developed a group of European clients in the late 1970s and early 1980s, we traveled to Europe frequently. In our discussions with our clients, we learned of the particular problems of managing money in a multi-national, multi-currency environment. We also learned that while different, European business people are also much the same as their American counterparts. They all go to work every day and try to figure out how to make a profit. When we began to see particularly cheap stocks in rather basic industries, we were not put off by their foreignness, but rather intrigued. For instance, at about the time that U.S. consumer products companies like Carnation and General Foods were being acquired at 6 to 10 times pre-tax earnings, we found companies like Distillers Corp. in the U.K. selling at 4.5 times after-tax earnings. Distillers had a truly international list of brands. The only negative for the company was that it happened to be incorporated in the U.K., which was in the doldrums at the time. Distillers was ultimately acquired within less than a year at a price twice its market price from twelve months earlier. We found tobacco companies, insurance companies, insurance brokers, banks, etc., all at compellingly cheap valuations.

     However, investing abroad in the mid-1980s was not as much a disciplined process as we would have liked for a very simple reason. While the U.S. had for many years a comprehensive database of all publicly traded, SEC filing companies, a comparable database did not exist outside the U.S. partly because of differences in accounting conventions from country to country, partly because these markets were not as mature as the U.S. This made the task of screening the universe of non-U.S. stocks impossible. Without the ability to screen, it was not possible to construct as diversified a portfolio as we like. At the time we had a foreign client, a U.K. investment banker, for whom we managed money in the
U.S. He kept asking us why we couldn't apply the same value criteria outside the
U.S. He knew a large part of the London investment management community, and he said no one was practicing bottom-up value investing. Everyone was top down, macro-economic global asset allocators. Our answer was always the same: we had no database. This situation began to change in the early 1990s. Different databases began to appear covering different countries or regions with varying degrees of depth. By piecing together these various databases, we were finally able to screen a sufficiently large universe of stocks outside the U.S., and we decided to begin managing dedicated foreign portfolios. We called our U.K.
investment banker/friend who became our first international investment management client, and we were off.

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     However, before we started we asked ourselves a few basic
questions, like
why are we investing in foreign stocks. The answer was simple. We were merely increasing our chances of finding a bargain by opening our horizons to markets that, in total, had a market capitalization as large as the United States. It was like switching from an investment grocery store that had 10,000 items on the shelf to one that had 20,000 items from which to choose.

     Consultants are advising their clients to invest in foreign stocks because of a lack of correlation between stock markets. This means that if the U.S.
market is plunging, some other markets may be rising, thereby smoothing out your results. (Trying to eliminate volatility in a portfolio at times seems more important than making profits.) However, this lack of correlation, markets not moving in the same direction at any particular point in time, turns out to be more a factor of currency movements than stock index movements, at least as far as markets in developed countries are concerned. During the crash of 1987, all markets participated fully in the plunge. The bear market of 1973-74 also seems to have been highly democratic worldwide. Nevertheless, there will be times when economic factors peculiar to one country or region can result in cheap stocks in one part of the world as opposed to another. For example, following the reunification of Germany and the printing of good West German Marks that were exchanged for not so good East German Marks, the Bundesbank drove up German interest rates precipitously, which in turn drove up all European interest rates because of the European Monetary Union. Rising interest rates are one of the stock market's worst enemies, which resulted in an abundance of cheap stocks all across Europe at a time when U.S. stocks were not particularly undervalued. And the first nine months of this year have also seen a significant divergence in performance of the U.S. market versus most major world markets.

     Next, we had to decide in which countries to invest. We determined that we would only invest in developed markets, not emerging markets. Emerging markets in our opinion were countries with low per-capita income and little or no history of political stability. Or, as a friend of ours likes to say, "Why send your hard earned dollars to a country you are afraid to visit?" Remember not so long ago when Mexico (not that we would be afraid to visit Mexico) was the darling of the investment community; it had finally found capitalist religion and was ready to take its rightful place among the developed economies of the world? Then we found out the Mexican economy was being funded by global fixed income fund managers and the whole thing imploded. Additionally, in emerging markets, valuations are often very high, at times at super growth stock levels, which means there is little investment opportunity for a value investor. For example, Singapore Telephone which serves a nation of 3 million citizens had a market capitalization at one time greater than Pacific Telesis, which serves
California and Nevada.

     The final consideration was currency, which also led us to developed markets. This was the last decision we had to make. We decided to hedge all of our foreign stock investments back into the U.S. Dollar, effectively becoming what we call currency agnostics. By hedging currency exposure we could invest anywhere we found cheap stocks without concern for the macro-economic issues that drive most global money managers. If, as value investors, we do not believe that we can predict stock market movements, why would we begin to think we could predict currency movements. As Warren Buffett


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would say, we decided to stay within our circle of competence. And as one of our
clients observed, hedging is like the farmer growing corn. He doesn't care what the price of corn is until the day he decides to take his corn to market. In the same way, if one of our foreign stocks has reached our sell target in its local currency, we may find out that currency fluctuations have wiped out our profit when translated back into dollars. Our decision to hedge currency also affected our decision as to which countries to invest in because a forward market for currency does not exist for many emerging markets. With this framework in place, our universe became all countries in Europe west of the former Iron Curtain,
Canada, Japan, Hong Kong, Singapore, Australia and New Zealand, a total of 20 markets outside the United States.

     With the major decisions on foreign investing made, we were ready to begin looking at some stocks. One of the principal complaints, or questions, we frequently hear about investing outside the U.S. is about the accounting. Yes, it is different, especially in Europe. And it is different from country to country in Europe, although becoming less so as they switch to international accounting standards. Once upon a time, to be a securities analyst in the U.S., we had to develop a basic understanding of what we call GAAP (generally accepted accounting principles) accounting.

     Likewise, analysts in Switzerland had to learn Swiss accounting conventions. While the Swiss are pretty smart, their accounting methods are not unfathomable to their U.S. counterparts. However, it is helpful to understand the motivation behind their accounting conventions, part of the cultural understanding referred to earlier. Unlike U.S. companies that get to keep two sets of books, one for stockholders and one for the IRS, one which shows tremendous earnings and one which shows a company barely breaking even, our
European counterparts only get to keep one set of books. Given their inherent distrust of governments, (remember Europeans have been through world wars, dictatorships, nationalizations and other forms of official confiscation of wealth; why else would the Swiss banking system exist?) their accounting is designed to hide earnings and understate asset values. While their accounting may not be as transparent as ours, it is in the so-called Anglo countries with their more highly developed accounting standards that one finds the great accounting frauds like Phar Mor and Polly Peck and Barings.

     For example, in 1991 we invested in the Swiss company, Lindt and
Sprungli,
makers of the well-known Lindt chocolates. When we discovered Lindt and Sprungli, the shares were trading at 12,000 SF, down perhaps 60% from their previous high. Earnings per share were reported as 1,121 SF for a price/earnings
ratio of 10.7. This was not bad for a company with Lindt's market position and
in light of acquisitions of other European candy companies at multiples of
pre-tax earnings in excess of 10 times. However, upon closer examination, it
appeared that some adjustments might be in order. Annual depreciation
and
amortization were running nearly 47 million SF on a fixed asset base of
124
million SF, or 37.7% per year. The assets were being depreciated every
2.6 years
which seems a little short especially the way the Swiss build things. We looked at other candy companies. We spoke to someone at Nestle and asked them how they looked at depreciation. We were told that Nestle considered depreciation as a percent of sales and they were among the highest at 3.5%. Lindt was at 6% of sales. The industry average was 2.5%, and we chose an average of Nestle and the industry for Lindt, or 3% of sales. Using 3% cut


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Lindt's depreciation about in half from 46.9 million SF to 23.1 million
SF,
adding 23.8 million SF to pre-tax earnings. Taxing this additional income at the
Swiss corporate rate of 35% increased earnings by 15.5 million SF or 469 SF per share. Adjusted earnings per share was then 1,590 SF for an adjusted price/earnings ratio of 7.5, which was one of the lowest price/earnings ratios for a major consumer franchise in the world. In our estimation, we expected that a company like Phillip Morris would bid aggressively for Lindt and Sprungli if given the chance.

     Switzerland has generally been an easy country to invest in even for the top down investors. A bucolic republic, we often think if the Disney Company were asked to create a country it would be Switzerland. And from an investor's perspective, it is also ideal. It has one of the most stable governments in
Europe with a federalist system so strong that few Swiss can tell you who is president of their nation simply because it does not matter. It has one of the strongest currencies in the world, which makes managing money for clients who want their results denominated in Swiss Francs very difficult. They have to import workers, and their inflation and interest rates are among the lowest in the world.

     To the south of Switzerland lies Italy which, from a governance or economic perspective, is Switzerland turned inside out. The economy is a disaster, social benefits are bankrupting the government, corruption is rampant, and not even the
Italians want to hold the currency. While from a top down perspective it would be difficult, if not impossible, to make a case for investing in Italy, there are some real bargains. After all, there are 55 million Italians and even the ones who can afford to leave, don't. It has one of the largest economies in
Europe, and if you add in the black market economy, it increases significantly.
Italian business people, just like their American counterparts, go to work trying to figure out how to earn a profit. And like everywhere else, their stocks go up and down. For example, your Fund owns shares in an Italian company called Franco Tosi, which is in the packaging business and operates a water utility. The shares are currently trading at about 13,900 Lira per share. The shares have a tangible book value of 30,663 Lira, which includes 27,455 Lira per share of cash and marketable securities net of all debts. Thus, these shares are selling for 45% of book value and 51% of net liquid assets.

     We are also finding a number of cheap stocks in Japan. Your Fund has
purchased shares in a company called Toyo Tec which, despite the sound of its
name, is not a technology stock. It is in the mechanical and personal security
business, a sort of Pinkerton's of Japan. At a market price of 850 Yen per
share, the shares were trading at 55% of book value and about two-thirds of
their net cash and equivalents per share of 1,260 Yen. Earnings are currently
estimated at about 41 Yen per share, and the stock has traded as high as
2,400
Yen in the past three years. Its market capitalization is $120 million.

     Every day we continue to look for similar undervalued stocks, and we attempt to build a diversified portfolio from these stocks. We cannot predict when we will realize gains from these investments. Our U.S. investments are doing very well in 1995 as evidenced by the increase of 32.2% in the net asset value of shares of the Tweedy, Browne American Value Fund for the first nine months of this year. In our opinion, most market pundits were not predicting that U.S. stock markets would have such a good year.


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Rather than try to time stock markets, we prefer to buy cheap stocks and wait.
In time, we have been rewarded; we have no reason to believe that times have
changed. As of the date of this letter, the current and retired partners
and
their families, as well as employees of Tweedy, Browne, have more than
$15.5
million invested in the Fund, of which approximately $1.9 million has been added since the Annual Report to Shareholders at March 31, 1995.


                                         Sincerely,

                                         Christopher H. Browne
                                         William H. Browne
                                         John D. Spears

                                         General Partners
                                         TWEEDY, BROWNE COMPANY L.P.
                                         Investment Adviser to the Fund

October 31, 1995


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -


                                       ---
                                        9
                                       ---

TWEEDY, BROWNE GLOBAL VALUE FUND


------------------------------------------------------------------------
--------
 Portfolio of Investments
------------------------------------------------------------
************************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
************************************************************************
********0    Carillon Development Ltd. ........         66,623
                                                  ------------
                                                       100,496
                                                  ------------
             AUSTRIA -- 0.7%
   37,200    Bau Holding AG....................      1,921,553
    8,746    Papierfabrik Laakirchen AG........      3,134,546
    5,030    Steyer-Daimler-Puch AG............         97,621
                                                  ------------
                                                     5,153,720
                                                  ------------
             BELGIUM -- 0.6%
      453    Fabrique de Fer de Charleroi......      1,101,684
    1,139    Glaces de Charleroi...............      2,204,391
      620    Henex SA..........................        924,728
      154    Spadel............................        214,762
      605    UCO...............................        319,991
                                                  ------------
                                                     4,765,556
                                                  ------------
             CANADA -- 1.3%
   73,012    BRL Enterprises Inc. .............        213,231
  166,500    Corby Distilleries Ltd., Class
               A...............................      4,769,709
  104,600    Corby Distilleries Ltd., Class
               B...............................      2,840,805
   24,400    E.L. Financial Corporation Ltd....      1,379,813
  151,200    Melcor Developments Ltd...........      1,167,231
   90,900    Westfield Minerals Ltd............         84,546
                                                  ------------
                                                    10,455,335
                                                  ------------
             DENMARK -- 2.4%
   80,624    Difko Holding, Class B............      1,658,002
    9,000    Girobank A/S......................        436,728
   23,930    Gronlandsbanken...................      1,044,658
    1,801    Hoejgaard Holdings, Class A.......        194,931
   10,700    Nordvestbank......................        854,108
   44,738    Ove Arkil, Class B................      3,187,789
  216,871    Spar Nord Holdings................      7,237,510
  124,698    Syd Sonderjylland Holdings+.......      4,138,979
                                                  ------------
                                                    18,752,705
                                                  ------------
             FINLAND -- 3.4%
    2,000    Atria OY..........................         22,331
  764,900    Kesko Ord.........................      8,495,808
  143,100    Kone Corporation, Class B.........     15,894,237
   28,550    Wemer Soderstrom, Class B.........      2,570,238
                                                  ------------
                                                    26,982,614
                                                  ------------

                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             FRANCE -- 10.6%
  107,460    Alcatel Alsthom Compagnie Generale
               d'Electricite...................   $  9,036,285
   14,400    Alspi.............................        895,961
   24,763    Centenaire Blanzy.................      1,352,675
    5,229    Christian Dior, SA................        475,701
   71,019    Compagnie Financiare de Paribas...      3,590,970
      265    Compagnie Financiare de Rombas....         22,859
  143,460    Compagnie Financiere de Suez......      5,529,233
   57,700    Compagnie Lebon SA................      2,407,828
      206    Didot Bottin......................         27,985
      737    Docks Lyonnais....................         20,174
   31,531    Eurafrance........................      9,348,210
    1,150    Fiat France SA....................         30,405
   66,531    Fonciere Financiere Et de
               Participation...................      2,620,980
   31,661    France SA.........................      4,423,346
   17,140    Gan Group SA......................        461,174
      109    Gantois...........................         29,771
   16,298    Guillard Musique..................        761,533
   25,500    Idia..............................        627,079
    2,022    Idianova..........................         26,278
   35,674    Investissements de Paris..........        945,366
   51,593    Klepierre.........................      6,076,544
   27,558    La Concorde.......................      3,531,140
    5,229    LVMH Moet Hennessey...............        986,443
   54,850    Marine Wendel.....................      4,321,616
   13,701    Mecelec SA........................        233,706
    3,347    Monneret Jouets...................         45,197
   38,018    Paluel Marmont....................      2,578,538
    9,073    Paris Orleans.....................        443,839
   53,800    Peugeot SA........................      7,967,489
   22,534    Rallye............................        658,929
   49,464    Salins du Midi, Series A..........      4,017,789
   90,370    Scor SA Ord.......................      2,715,963
   13,082    Sediver...........................        541,929

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS  - - - - - -
- - - -


                                      ----
                                       10
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND


------------------------------------------------------------------------
--------
 Portfolio of Investments
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)

                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             COMMON STOCKS
             FRANCE -- (CONTINUED)
   61,500    Siparex...........................   $  1,111,483
  127,340    Vallourec.........................      5,507,853
                                                  ------------
                                                    83,372,271
                                                  ------------
             GERMANY -- 2.6%
   21,798    Axel Springer Verlag, Class A.....     13,164,223
   30,335    Sinn AG...........................      7,026,512
    3,069    Tiag Tabbert-Industrie AG.........        386,578
                                                  ------------
                                                    20,577,313
                                                  ------------
             HONG KONG -- 1.8%
1,933,000    Jardine Strategic Holdings........      5,644,360
1,953,173    Semi Tech (Global)................      2,943,009
8,891,000    Sing Tao..........................      5,289,729
6,480,000    Tomei International Holdings......        347,815
                                                  ------------
                                                    14,224,913
                                                  ------------
             ITALY -- 4.5%
1,564,500    Arnoldo Mondadori Editore SPA.....      9,605,302
2,735,400    Banca Toscana.....................      5,699,810
1,490,700    Banco di Napoli...................        818,152
6,010,000    Banco di Napoli di Risp...........      2,471,088
  371,350    Banco di Sardegna Risp............      2,717,476
   13,000    Bassetti SPA......................         54,822
   87,000    Cementerie di Augusta.............        144,326
  323,000    Cementerie di Barletta Ord........        941,457
  788,000    Cementerie di Sardegna Ord........      2,097,668
  460,000    Cementerie Siciliane Ord..........      1,068,341
  575,000    Falck Ord.........................      1,408,527
  541,720    Franco Tosi.......................      4,871,281
  669,000    Maffei SPA........................        983,274
  193,500    Marangoni SPA.....................        696,000
   58,000    Serfi SPA.........................        214,015
1,810,000    Vianini Industria.................      1,155,033
   60,000    Zucchi Inc. ......................        299,535
                                                  ------------
                                                    35,246,107
                                                  ------------

                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             JAPAN -- 12.6%
   11,000    Agro-Kanesho Company..............   $    149,917
   67,000    Aichi Electric Company............        321,286
  591,000    Amada Sonoike Company.............      3,758,821
  344,000    Chofu Seisakusho..................      8,438,948
  217,000    Chubu Steel Plate Company.........      1,121,640
  818,000    Daiichi Cement Company............      3,839,988
  604,000    Dowa Fire & Marine Insurance
               Company.........................      2,969,542
  133,000    Fuji Coca-Cola Bottling Company...      1,423,250
  618,000    Fuji Photo Film Ltd. Ord..........     15,410,227
  376,000    Kawagishi Bridge Works............      2,770,986
    3,000    Kinki Coca-Cola Bottling
               Company.........................         36,343
  667,000    Kirin Brewery Company.............      7,002,978
  479,000    Koa Fire & Marine Insurance
               Company.........................      2,712,826
  180,000    Kokura Enterprises Company........      2,416,839
  167,000    Koyosha Inc. .....................        959,295
  225,000    Matsuo Electric...................      1,285,649
  106,000    Matsushita Electric Industrial
               Company.........................      1,626,571
   12,000    Meito Sangyo Company..............        163,546
    4,000    Morito............................         40,382
  823,000    Nichimo...........................      3,157,236
  909,000    Nissan Fire & Marine Insurance
               Company.........................      5,496,855
  657,000    Nisshinbo Industries..............      5,757,165
  643,000    Nittetsu Mining...................      5,647,469
  159,000    Oak...............................        930,998
   81,000    Osaka Securities Finance..........        400,686
  168,000    Sankyo Company Ltd. ..............      3,833,022
  202,800    Shikoku Coca-Cola Bottling........      2,579,658
  183,000    Taisei Fire & Marine Insurance
               Company.........................        969,916
  630,000    Takeda Chemical Industries........      8,776,942
  162,000    Teikoku Hormone Manufacturing
               Company.........................      2,420,473
  288,000    Toyo Technical Company Ltd. ......      2,820,251
                                                  ------------
                                                    99,239,705
                                                  ------------

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - - -

                                      ----
                                       11
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND


------------------------------------------------------------------------
--------
 Portfolio of Investments
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)
                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             COMMON STOCKS
             NETHERLANDS -- 8.6%
    2,500    Akzo NV Ord.......................   $    300,175
   96,859    Bolswessanen, Certificates........      1,882,814
  310,700    Haltrust Units....................      3,262,554
  150,855    Heineken Holdings NV, Class A.....     22,441,084
  207,869    International Nederlanden Groep...     12,070,148
   11,452    Nedschroef Holdings...............        716,510
    7,280    N.K.F. Holdings Certificates......      1,037,465
  202,100    Unilever NV CVA...................     26,262,010
                                                  ------------
                                                    67,972,760
                                                  ------------
             NORWAY -- 0.4%
  170,900    Nordlandsbanken...................      2,639,697
                                                  ------------
             SINGAPORE -- 0.2%
  419,000    Robinson and Company Ord..........      1,766,442
                                                  ------------
             SPAIN -- 1.6%
  169,920    Banco Valencia, Registered........      2,267,524
  461,758    Cordoracino Financiaere Reunida...      1,490,084
   52,489    Grupo Anaya.......................      1,224,722
  381,818    Grupo Fosforera...................      2,038,092
   40,793    Hullas C. Cortes..................        422,298
   15,684    Indo Internacional................        558,127
   16,200    Mercapital SA.....................        153,294
   47,943    Omsa..............................        222,955
   58,353    Prim Grupo........................        375,192
   45,068    Roberto Zubiri....................        207,762
  158,511    Unipapel..........................      3,692,116
                                                  ------------
                                                    12,652,166
                                                  ------------
             SWEDEN -- 1.2%
  741,350    Atle Forvaltning F................      3,956,119
   18,900    Brio AB, Class B..................        174,456
  777,360    Bure Forvaltning AB+..............      4,327,667
  172,500    Vencap AB Ord+....................        845,887
                                                  ------------
                                                     9,304,129
                                                  ------------

                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             SWITZERLAND -- 14.8%
       33    Bank of International Settlements
               America.........................   $    296,886
    3,800    Ciba-Geigy AG.....................      3,043,945
    2,685    Daetwyler, Bearer.................      5,028,568
   23,610    Danzas PC.........................      4,391,133
    8,296    Danzas Holdings, Registered.......      7,391,765
    7,600    Edipresse Bearer..................      2,212,284
    2,430    Georg Fischer AG, Bearer..........      3,300,260
      890    Golay Buchel, Bearer..............        754,883
    6,580    Immuno International AG, Bearer...      3,358,304
      300    Industrie Holding, Cham
               Registered......................        184,256
   25,127    Loeb Holdings PC..................      4,803,691
   14,625    Magazin Zum Globus PC.............      9,678,309
    5,000    Magazin Zum Globus, Registered....      3,611,592
   24,439    Nestle SA, Registered.............     25,009,807
    1,850    Rieter Holding PC AG..............        544,118
      200    Sandoz AG.........................        152,249
   13,271    Saurer AG, Bearer.................      4,856,084
    9,691    Sig Schweiz Industrie,
               Registered......................     10,395,190
   23,505    Swissair AG, Registered...........     16,266,436
   19,780    Swisslog Holding AG...............      6,074,308
    3,050    Vetropack PC......................        910,251
    9,199    Zschokke, Registered..............      3,624,692
                                                  ------------
                                                   115,889,011
                                                  ------------
             UNITED KINGDOM -- 4.1%
  250,000    Budgens Ord.......................        134,309
1,408,668    Dyson (J&J), Class A, Ord,
               Non-voting......................      1,847,445
  803,000    Folkes Group NV...................        748,604
    1,950    French Property Trust.............          2,126
  231,965    Guinness PLC Ord..................      1,898,616
  760,500    Higgs & Hill......................        937,300
  615,000    Intercare Group Ord...............        544,187
  350,000    Johnston Group PLC................      1,852,668
2,260,128    Lloyds Chemist....................      8,713,802
1,805,333    McAlpine (Alfred) PLC.............      3,537,234
  200,000    Patridge Fine Art Ord.............        262,297

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - - -


                                      ----
                                       12
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Portfolio of Investments
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)
                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             COMMON STOCKS
             UNITED KINGDOM -- (CONTINUED)
1,852,839    Proudfoot Alexander...............   $  1,053,962
  184,600    Smithkline Beecham, PLC units,
               ADR.............................      9,345,375
2,506,288    Trio Holdings.....................        435,620
  600,000    Union PLC.........................      1,090,270
                                                  ------------
                                                    32,403,815
                                                  ------------
             UNITED STATES -- 15.8%
  221,000    American Express Company..........      9,806,875
   75,700    American National Insurance
               Company.........................      4,409,525
  149,000    BanPonce Corporation, New.........      5,773,750
  247,500    Chase Manhattan Corporation.......     15,128,438
   68,000    Coca-Cola Bottling Company........      2,397,000
  232,200    Comerica, Inc.....................      8,388,225
   67,300    Digital Equipment Corporation+....      3,070,563
   35,000    Federal Home Loan Mortgage
               Corporation.....................      2,419,375
  113,600    First Chicago Corporation.........      7,795,800
  132,590    Great Atlantic & Pacific Tea
               Company.........................      3,712,520
  193,100    Hasbro Inc. ......................      6,010,238
   98,063    Horizon/CMS Healthcare
               Corporation.....................      2,230,933
   65,700    Household International Inc. .....      4,073,400
   20,000    Independent Insurance Group
               Inc. ...........................        500,000
  130,000    K mart Stores.....................      1,885,000
  392,100    Lehman Brothers Holdings Inc. ....      9,067,313
   48,750    Mercantile Bancorporation,
               Inc. ...........................      2,181,562
   50,000    National Education Corporation....        400,000
   73,200    Philip Morris Companies Inc. .....      6,112,200
  460,000    PNC Bank Corporation..............     12,822,500
   15,000    Polaroid Corporation..............        596,250
   89,300    Reebok International Ltd. ........      3,069,688
  253,200    Salomon Inc. .....................      9,684,900
  160,000    Syms Corporation..................      1,460,000
    7,500    Wells Fargo & Company.............      1,392,188
                                                  ------------
                                                   124,388,243
                                                  ------------

                                                     MARKET
                                                     VALUE
 SHARES                                             (NOTE 1)
---------                                         ------------
             TOTAL COMMON STOCKS
             (COST $618,986,004)...............   $685,886,998
                                                  ------------
             PREFERRED STOCK -- 0.1%
             (COST $312,862)
    1,732    Stuttgarter Hofbrau, Preferred....        333,310
                                                  ------------
             COMMON STOCK WARRANTS -- 0.0%++
  105,920    Franco Tosi, Strike 20000, Expires
               11/30/97+.......................         21,348
   20,877    Loeb Holdings PC, Expires
               2/29/96+........................         16,254
    9,073    Paris Orleans, Expires 4/30/98+...         25,978
    1,592    Rallye, Class A, Strike 140,
               Expires 12/31/95+...............          2,271
    1,592    Rallye, Class B, Strike 150,
               Expires 12/31/96+...............          6,142
    3,300    Rieter Holding AG, Expires
               3/13/96+........................          9,135
                                                  ------------
             TOTAL COMMON STOCK
             WARRANTS
             (COST $22,447)....................         81,128
                                                  ------------

     FACE
     VALUE
---------------
                   CONVERTIBLE
                   CORPORATE BONDS -- 0.1%
ITL  29,870,000    Grupo Anaya, Convertible
                     Bond, 7.000% due
                     3/18/98..................        219,595
SEK   2,592,000    Kinnevik Investment,
                     Convertible Bond, 10.500%
                     due 7/21/97..............        721,501
JPY   9,000,000    Shikoku Coca-Cola Bottling,
                     Convertible Bond, 2.400%
                     due 3/29/02..............         93,948
                                                 ------------
                   TOTAL CONVERTIBLE
                   CORPORATE BONDS
                   (COST $778,363)............      1,035,044
                                                 ------------

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - -

                                      ----
                                       13
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND


------------------------------------------------------------------------
--------
 Portfolio of Investments
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)

                                                    MARKET
   FACE                                             VALUE
   VALUE                                           (NOTE 1)
-----------                                      ------------
               COMMERCIAL PAPER -- 0.2%
               (COST $1,886,000)
$ 1,886,000    General Electric Capital
                 Corporation, 6.500% due
                 10/2/95......................   $  1,886,000
                                                 ------------
               U.S. TREASURY BILLS -- 0.5%
    525,000    5.660%** due 5/30/96...........        505,846
    550,000    5.650%** due 7/25/96...........        525,793
  1,000,000    5.750%** due 8/22/96...........        950,799
  1,500,000    5.600%** due 9/19/96...........      1,422,928
                                                 ------------
               TOTAL U.S. TREASURY BILLS
               (COST $3,405,366)..............      3,405,366
                                                 ------------
               REPURCHASE AGREEMENT -- 10.8%
               (COST $85,000,000)
 85,000,000    Agreement with UBS Securities,
                 Inc., 6.420% dated 9/29/95,
                 to be repurchased at
                 $85,045,475, on 10/2/95
                 collaterized by $62,830,000
                 U.S. Treasury Notes, 9.875%
                 due 11/15/15.................     85,000,000
                                                 ------------

                                                   MARKET
                                                   VALUE
                                                  (NOTE 1)
                                                ------------
TOTAL INVESTMENTS
(COST $710,391,042*)..............    98.9%     $777,627,846
OTHER ASSETS AND
  LIABILITIES (NET)...............     1.1         8,896,852
                                     -----      ------------
NET ASSETS........................   100.0%     $786,524,698
                                     =====      ============

---------------

 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR -- American Depository Receipt
ITL -- Italian Lira
JPY -- Japanese Yen
SEK -- Swedish Krona


 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - -

                                      ----
                                       14
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Portfolio of Investments
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)
                                  PERCENTAGE          MARKET
                                      OF              VALUE
    SECTOR DIVERSIFICATION        NET ASSETS         (NOTE 1)
------------------------------   -------------     ------------
COMMON STOCKS:
Banking.......................        10.8%        $ 85,050,288
Food and Beverages............        10.6           83,161,537
Financial Services............         6.7           52,224,386
Retail........................         6.0           47,446,885
Holdings......................         5.9           46,775,933
Printing and Publishing.......         4.3           34,094,483
Engineering and
  Construction................         4.0           31,717,721
Insurance.....................         3.8           29,570,100
Consumer Non-Durables.........         3.7           29,331,698
Machinery.....................         3.7           28,339,544
Transportation................         3.6           28,049,334
Pharmaceuticals...............         3.5           27,886,365
Building Materials............         2.7           21,316,961
Mining and Metal
  Fabrication.................         2.3           18,161,624
Consumer Durables.............         2.2           17,036,798
Textiles......................         1.7           13,458,025
Technology and Computers......         1.5           12,106,848
Electronics...................         1.5           11,788,960
Manufacturing.................         1.4           11,174,740

                                  PERCENTAGE          MARKET
                                      OF              VALUE
    SECTOR DIVERSIFICATION        NET ASSETS         (NOTE 1)
------------------------------   -------------     ------------
Real Estate...................         1.2%        $  9,502,637
Autos.........................         1.1            8,354,067
Chemicals.....................         0.9            7,361,909
Forest Products...............         0.9            7,218,680
Basic Industries..............         0.9            7,108,711
Leisure.......................         0.8            6,229,891
Other.........................         1.5           11,418,873
                                     -----         ------------
TOTAL COMMON STOCKS...........        87.2          685,886,998
                                     -----         ------------
PREFERRED STOCK...............         0.1              333,310
COMMON STOCK WARRANTS.........         0.0++             81,128
CONVERTIBLE CORPORATE BONDS...         0.1            1,035,044
COMMERCIAL PAPER..............         0.2            1,886,000
U.S. TREASURY BILLS...........         0.5            3,405,366
REPURCHASE AGREEMENT..........        10.8           85,000,000
OTHER ASSETS AND LIABILITIES
  (NET).......................         1.1            8,896,852
                                     -----         ------------
NET ASSETS....................       100.0%        $786,524,698
                                     =====         ============

---------------

++ Amount represents less than 0.1% of net assets.


 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - -

                                      ----
                                       15
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Schedule of Forward Exchange Contracts
------------------------------------------------------------------------
--------


September 30, 1995 (Unaudited)


CONTRACT               MARKET

VALUE                  VALUE
  CONTRACTS
DATE                (NOTE 1)
--------------
--------            -------------
FORWARD EXCHANGE CONTRACTS TO BUY
     1,411,632          Australian
Dollar..................................................   12/29/95
$   1,062,915
     2,083,280          Austrian
Schilling.................................................    10/6/95
207,375
         8,048          Canadian
Dollar....................................................    10/4/95
5,988
     3,868,889          French
Franc.......................................................   10/31/95
785,382
    97,961,670          Italian
Lira.......................................................    10/3/95
60,745
     6,021,000          Italian
Lira.......................................................    10/6/95
3,733
 6,227,782,000          Italian
Lira.......................................................   10/16/95
3,853,879
    10,802,162          Japanese
Yen.......................................................    10/2/95
109,060
    24,284,605          Japanese
Yen.......................................................    10/3/95
245,199
    25,559,828          Japanese
Yen.......................................................    10/4/95
258,099
     1,336,800          Norwegian
Krone....................................................   10/31/95
212,971
     5,882,040          Norwegian
Krone....................................................   10/31/95
937,091
    23,271,284          Spanish
Peseta.....................................................    10/6/95
188,151
   450,000,000          Spanish
Peseta.....................................................   10/16/95
3,632,924
    16,032,600          Swedish
Krona......................................................   11/15/95
2,303,039
        96,828          Swiss
Franc........................................................    10/4/95
83,773

-------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
  (Contract Amount
$13,879,545)............................................................
$  13,950,324

=============
FORWARD EXCHANGE CONTRACTS TO SELL
     1,411,632          Australian
Dollar..................................................   12/29/95
$  (1,062,915)
     7,749,133          Austrian
Schilling.................................................   10/31/95
(772,521)
     7,752,661          Austrian
Schilling.................................................   11/15/95
(773,470)
     2,738,859          Austrian
Schilling.................................................   12/29/95
(273,872)
     5,145,000          Austrian
Schilling.................................................    1/16/96
(514,938)
     7,708,800          Austrian
Schilling.................................................    7/31/96
(778,409)
     6,136,800          Austrian
Schilling.................................................    8/30/96
(620,440)
    12,435,600          Austrian
Schilling.................................................    9/13/96
(1,257,970)
    17,785,120          Belgian
Franc......................................................   11/15/95
(606,261)
    31,763,585          Belgian
Franc......................................................   11/30/95
(1,083,455)
    12,781,883          Belgian
Franc......................................................   12/29/95
(436,528)
     6,144,600          Belgian
Franc......................................................    1/16/96
(210,002)
    18,168,000          Belgian
Franc......................................................    1/16/96
(620,921)
    22,748,000          Belgian
Franc......................................................    1/31/96
(777,899)
    15,456,100          Belgian
Franc......................................................    5/31/96
(530,913)
     8,959,200          Belgian
Franc......................................................    8/30/96
(308,707)
     4,530,000          Belgian
Franc......................................................    9/13/96
(156,159)
     1,085,240          Canadian
Dollar....................................................   10/31/95
(807,210)
     1,417,190          Canadian
Dollar....................................................   11/15/95
(1,053,859)
       777,238          Canadian
Dollar....................................................   11/30/95
(577,808)
       674,638          Canadian
Dollar....................................................   12/29/95
(501,235)
       284,540          Canadian
Dollar....................................................    1/16/96
(211,325)
       682,626          Canadian
Dollar....................................................    1/31/96
(506,811)
     1,389,800          Canadian
Dollar....................................................    5/31/96
(1,028,599)
     2,150,470          Canadian
Dollar....................................................    6/28/96
(1,590,281)
     3,855,880          Canadian
Dollar....................................................    7/31/96
(2,848,885)
       851,886          Canadian
Dollar....................................................    8/30/96
(628,879)
       686,250          Canadian
Dollar....................................................    9/13/96
(506,399)
     1,797,150          Danish
Kroner......................................................   10/31/95
(324,224)
    15,325,675          Danish
Kroner......................................................   10/31/95
(2,764,908)
    25,824,763          Danish
Kroner......................................................   11/15/95
(4,659,178)

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS  - - - - - -
- - - -

                                      ----
                                       16
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND


------------------------------------------------------------------------
--------
 Schedule of Forward Exchange Contracts
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)


CONTRACT               MARKET

VALUE                  VALUE
  CONTRACTS
DATE                (NOTE 1)
--------------
--------            -------------
FORWARD EXCHANGE CONTRACTS TO SELL
     7,210,691          Danish
Kroner......................................................   11/30/95
$  (1,300,939)
     2,485,300          Danish
Kroner......................................................   12/29/95
(448,412)
    23,368,000          Danish
Kroner......................................................    1/16/96
(4,216,102)
     5,562,000          Danish
Kroner......................................................    1/31/96
(1,003,477)
     3,977,400          Danish
Kroner......................................................    4/30/96
(717,373)
     6,629,088          Danish
Kroner......................................................    5/31/96
(1,195,543)
     3,985,560          Danish
Kroner......................................................    6/28/96
(718,736)
     5,775,500          Danish
Kroner......................................................    9/13/96
(1,041,641)
       987,800          Finnish
Markka.....................................................   10/16/95
(230,962)
     4,683,600          Finnish
Markka.....................................................   10/16/95
(1,095,094)
    13,494,647          Finnish
Markka.....................................................   10/31/95
(3,155,296)
     3,313,800          Finnish
Markka.....................................................   11/15/95
(774,790)
    13,803,419          Finnish
Markka.....................................................   11/30/95
(3,227,156)
     3,387,465          Finnish
Markka.....................................................   12/29/95
(791,914)
    13,814,968          Finnish
Markka.....................................................    5/31/96
(3,228,573)
    10,818,650          Finnish
Markka.....................................................    6/28/96
(2,528,420)
    21,171,760          Finnish
Markka.....................................................    7/31/96
(4,947,812)
    21,160,800          Finnish
Markka.....................................................    8/30/96
(4,945,061)
     4,441,900          Finnish
Markka.....................................................    9/13/96
(1,038,009)
     3,490,880          French
Franc.......................................................   10/16/95
(708,803)
     9,017,650          French
Franc.......................................................   10/16/95
(1,830,982)
    15,917,018          French
Franc.......................................................   10/31/95
(3,231,144)
     5,618,675          French
Franc.......................................................   11/15/95
(1,140,347)
    59,369,422          French
Franc.......................................................   12/29/95
(12,041,678)
    14,978,700          French
Franc.......................................................    1/16/96
(3,037,177)
    12,801,540          French
Franc.......................................................    1/31/96
(2,595,044)
    22,811,250          French
Franc.......................................................    4/30/96
(4,617,292)
    27,153,800          French
Franc.......................................................    6/28/96
(5,493,329)
    37,067,800          French
Franc.......................................................    7/31/96
(7,498,488)
     8,557,970          French
Franc.......................................................    8/15/96
(1,731,198)
    24,336,960          French
Franc.......................................................    8/30/96
(4,923,220)
    23,666,540          French
Franc.......................................................    9/13/96
(4,787,743)
   147,892,500          French
Franc.......................................................    9/30/96
(29,917,404)
       300,600          German
Mark........................................................   10/31/95
(210,709)
     2,380,070          German
Mark........................................................   11/16/95
(1,669,626)
     2,489,110          German
Mark........................................................   11/30/95
(1,747,263)
     1,180,820          German
Mark........................................................   12/29/95
(830,158)
       295,100          German
Mark........................................................    1/16/96
(207,654)
     1,942,360          German
Mark........................................................    1/16/96
(1,366,784)
     2,524,480          German
Mark........................................................    1/31/96
(1,777,741)
     1,337,700          German
Mark........................................................    4/30/96
(946,235)
     1,927,380          German
Mark........................................................    5/31/96
(1,365,445)
     5,467,600          German
Mark........................................................    7/31/96
(3,885,007)
     1,738,680          German
Mark........................................................    8/15/96
(1,236,307)
     6,095,670          German
Mark........................................................    8/30/96
(4,337,487)
     1,325,070          German
Mark........................................................    9/13/96
(943,504)
       909,241          Great Britain Pound
Sterling.......................................   10/16/95
(1,436,164)
       341,912          Great Britain Pound
Sterling.......................................   10/31/95
(539,858)
       140,883          Great Britain Pound
Sterling.......................................   12/29/95
(222,190)
       387,272          Great Britain Pound
Sterling.......................................    6/28/96
(608,562)
     2,214,629          Great Britain Pound
Sterling.......................................    7/31/96
(3,477,840)

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS  - - - - - -
- - - -

                                      ----
                                       17
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Schedule of Forward Exchange Contracts
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)


CONTRACT               MARKET

VALUE                  VALUE
  CONTRACTS
DATE                (NOTE 1)
--------------
--------            -------------
FORWARD EXCHANGE CONTRACTS TO SELL
     7,680,000          Great Britain Pound
Sterling.......................................    8/15/96            $
(12,057,102)
       555,302          Great Britain Pound
Sterling.......................................    8/30/96
(871,534)
     2,560,305          Hong Kong
Dollar...................................................   11/30/95
(331,002)
    92,887,200          Hong Kong
Dollar...................................................   11/30/95
(12,008,666)
     7,748,000          Hong Kong
Dollar...................................................    3/29/96
(1,000,693)
     7,754,200          Hong Kong
Dollar...................................................    6/28/96
(1,000,217)
 7,522,305,000          Italian
Lira.......................................................   10/16/95
(4,654,957)
28,582,100,000          Italian
Lira.......................................................   10/16/95
(17,687,189)
   815,100,000          Italian
Lira.......................................................   10/31/95
(503,413)
   986,550,000          Italian
Lira.......................................................   11/15/95
(608,103)
 3,837,518,000          Italian
Lira.......................................................   11/30/95
(2,360,721)
 5,736,695,358          Italian
Lira.......................................................   12/29/95
(3,515,859)
   862,250,000          Italian
Lira.......................................................    1/16/96
(527,210)
 7,132,000,000          Italian
Lira.......................................................    1/31/96
(4,352,230)
 1,776,000,000          Italian
Lira.......................................................    4/30/96
(1,071,356)
   518,700,000          Italian
Lira.......................................................    6/28/96
(310,668)
 1,255,875,000          Italian
Lira.......................................................    7/31/96
(749,103)
 2,877,080,000          Italian
Lira.......................................................    8/15/96
(1,712,925)
 1,001,812,500          Italian
Lira.......................................................    8/30/96
(595,341)
 1,685,500,000          Italian
Lira.......................................................    9/13/96
(999,900)
    58,134,000          Japanese
Yen.......................................................   10/16/95
(588,592)
   132,048,000          Japanese
Yen.......................................................   10/31/95
(1,340,358)
   405,836,000          Japanese
Yen.......................................................   10/31/95
(4,119,453)
   383,920,000          Japanese
Yen.......................................................   11/15/95
(3,905,556)
   325,672,700          Japanese
Yen.......................................................   11/30/95
(3,319,781)
   162,806,397          Japanese
Yen.......................................................   12/29/95
(1,667,545)
    93,920,000          Japanese
Yen.......................................................    1/16/96
(964,649)
   202,901,000          Japanese
Yen.......................................................    1/16/96
(2,083,988)
    40,050,000          Japanese
Yen.......................................................    1/31/96
(412,295)
   513,308,000          Japanese
Yen.......................................................    4/30/96
(5,355,300)
   586,342,000          Japanese
Yen.......................................................    5/31/96
(6,144,663)
   330,360,000          Japanese
Yen.......................................................    6/28/96
(3,475,924)
 2,835,750,000          Japanese
Yen.......................................................    7/15/96
(29,912,543)
   652,938,000          Japanese
Yen.......................................................    7/31/96
(6,903,881)
   923,100,000          Japanese
Yen.......................................................    8/15/96
(9,782,272)
   930,900,000          Japanese
Yen.......................................................    8/30/96
(9,886,943)
   771,300,000          Japanese
Yen.......................................................    9/13/96
(8,208,890)
     1,556,820          Netherlands
Guilder................................................   10/16/95
(973,972)
       675,040          Netherlands
Guilder................................................   10/31/95
(422,681)
     2,371,970          Netherlands
Guilder................................................   10/31/95
(1,485,226)
     7,111,430          Netherlands
Guilder................................................   11/15/95
(4,456,573)
     9,054,729          Netherlands
Guilder................................................   11/30/95
(5,679,086)
     4,407,148          Netherlands
Guilder................................................   12/29/95
(2,768,544)
     6,616,400          Netherlands
Guilder................................................    1/16/96
(4,160,363)
    13,996,240          Netherlands
Guilder................................................    1/16/96
(8,800,774)
    11,792,760          Netherlands
Guilder................................................    1/31/96
(7,421,077)
     1,597,100          Netherlands
Guilder................................................    4/29/96
(1,008,298)
    12,162,400          Netherlands
Guilder................................................    5/31/96
(7,678,103)
     5,197,920          Netherlands
Guilder................................................    7/31/96
(3,290,652)
     4,544,960          Netherlands
Guilder................................................    8/30/96
(2,885,768)
     5,298,425          Netherlands
Guilder................................................    9/13/96
(3,369,156)

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS  - - - - - -
- - - -

                                      ----
                                       18
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Schedule of Forward Exchange Contracts
------------------------------------------------------------------------
--------

September 30, 1995 (Unaudited)


CONTRACT               MARKET

VALUE                  VALUE
  CONTRACTS
DATE                (NOTE 1)
--------------
--------            -------------
FORWARD EXCHANGE CONTRACTS TO SELL
     1,336,800          Norwegian
Krone....................................................   10/31/95
$    (212,971)
     5,882,040          Norwegian
Krone....................................................   10/31/95
(937,091)
     2,497,334          Norwegian
Krone....................................................   11/15/95
(397,945)
    12,505,000          Norwegian
Krone....................................................    6/28/96
(1,996,997)
     2,091,000          Singapore
Dollar...................................................    8/30/96
(1,504,547)
   456,607,500          Spanish
Peseta.....................................................   10/16/95
(3,686,268)
   680,550,000          Spanish
Peseta.....................................................   10/16/95
(5,494,192)
    40,260,000          Spanish
Peseta.....................................................   11/15/95
(323,990)
    40,710,000          Spanish
Peseta.....................................................   11/30/95
(327,158)
   131,569,589          Spanish
Peseta.....................................................   12/29/95
(1,054,261)
   381,420,000          Spanish
Peseta.....................................................    1/31/96
(3,045,851)
   490,152,000          Spanish
Peseta.....................................................    5/31/96
(3,866,466)
    79,260,000          Spanish
Peseta.....................................................    9/13/96
(618,917)
    16,032,600          Swedish
Krona......................................................   11/15/95
(2,303,039)
    15,502,083          Swedish
Krona......................................................   11/30/95
(2,224,175)
     4,309,697          Swedish
Krona......................................................   12/29/95
(616,761)
    12,606,650          Swedish
Krona......................................................    1/16/96
(1,801,458)
     9,846,530          Swedish
Krona......................................................    1/31/96
(1,405,320)
    22,711,500          Swedish
Krona......................................................    4/30/96
(3,217,695)
       759,780          Swiss
Franc........................................................   10/16/95
(658,365)
     1,950,385          Swiss
Franc........................................................   10/31/95
(1,692,495)
     3,481,240          Swiss
Franc........................................................   10/31/95
(3,020,932)
     8,462,450          Swiss
Franc........................................................   11/15/95
(7,354,348)
     1,221,225          Swiss
Franc........................................................   11/30/95
(1,062,871)
    42,569,600          Swiss
Franc........................................................   12/27/95
(37,139,766)
       391,950          Swiss
Franc........................................................   12/29/95
(342,018)
     2,093,100          Swiss
Franc........................................................    1/16/96
(1,829,524)
     6,166,500          Swiss
Franc........................................................    1/16/96
(5,389,977)
     8,726,250          Swiss
Franc........................................................    4/30/96
(7,700,762)
    12,459,510          Swiss
Franc........................................................    5/31/96
(11,025,734)
     9,625,980          Swiss
Franc........................................................    7/31/96
(8,564,900)
     2,722,970          Swiss
Franc........................................................    8/15/96
(2,426,090)
     7,425,810          Swiss
Franc........................................................    8/30/96
(6,625,112)
     7,776,875          Swiss
Franc........................................................    9/13/96
(6,947,038)

-------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
  (Contract Amount
$523,582,663)...........................................................
$(531,968,803)

=============

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS  - - - - - -
- - - -

                                      ----
                                       19
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
----------------------------
 Statement of Assets and Liabilities
------------------------------------------------------------------------
----------------------------

September 30, 1995 (Unaudited)

ASSETS
     Investments, at value (Cost $710,391,042)(Note 1)
          See accompanying schedule:
               Investment securities................................
$692,627,846
               Repurchase agreement.................................
85,000,000     $777,627,846
                                                                       -
-----------
     Cash and foreign currency (Cost $20,216,079)...................
20,155,527
     Receivable for Fund shares sold................................
3,099,358
     Dividends and interest receivable..............................
2,258,044
     Unamortized organization costs (Note 5)........................
59,468
     Prepaid expense................................................
24,937
     Other assets...................................................
8,985

------------
          TOTAL ASSETS..............................................
803,234,165

------------
LIABILITIES
     Net unrealized depreciation of forward exchange contracts (Note
      1)............................................................
8,315,361
     Payable for investment securities purchased....................
5,652,575
     Payable for Fund shares redeemed...............................
1,445,312
     Investment advisory fee payable (Note 2).......................
804,545
     Custodian fees payable (Note 2)................................
163,000
     Administration fee payable (Note 2)............................
91,421
     Transfer agent fees payable (Note 2)...........................
78,000
     Accrued expenses and other payables............................
159,253
                                                                       -
-----------
          TOTAL LIABILITIES.........................................
16,709,467

------------
NET ASSETS..........................................................
$786,524,698

============
NET ASSETS CONSIST OF
     Undistributed net investment income............................
$ 13,512,554
     Accumulated net realized loss on securities, forward exchange contracts and foreign currencies..............................
(7,023,496)
     Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets............
59,192,996
     Par value......................................................
6,192
     Paid-in capital in excess of par value.........................
720,836,452

------------
          TOTAL NET ASSETS..........................................
$786,524,698

============
NET ASSET VALUE, offering price and redemption price per share
  ($786,524,698 / 61,923,464 shares of common stock outstanding)....
$12.70

=======


 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS  - - - - - -
- - - -

                                      ----
                                       20
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
----------------------------
 Statement of Operations
------------------------------------------------------------------------
----------------------------

For the six months ended September 30, 1995 (Unaudited)

INVESTMENT INCOME
     Dividends (net of foreign withholding taxes of
$1,522,184)....................     $ 10,880,577
     Interest (net of foreign withholding taxes of
$114)...........................        3,199,910

------------
          TOTAL INVESTMENT
INCOME..................................................
14,080,487

------------
EXPENSES
     Investment advisory fee (Note 2)..................................
$4,635,800
     Administration fee (Note 2).......................................
531,489
     Custodian fees (Note 2)...........................................
266,927
     Transfer agent fees (Note 2)......................................
256,945
     Legal and audit fees..............................................
64,413
     Amortization of organization costs (Note 5).......................
11,173
     Directors' fees and expenses (Note 2).............................
4,675
     Other.............................................................
254,598

----------
          TOTAL
EXPENSES...........................................................
6,026,020

------------
NET INVESTMENT
INCOME..............................................................
8,054,467

------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Notes 1 and 3)
     Net realized gain (loss) on:

Securities..............................................................
 .       11,809,873
          Forward exchange
contracts...............................................
(21,741,693)
          Foreign
currencies.......................................................
(432,901)

------------
     Net realized loss on investments during the
period............................      (10,364,721)

------------
     Net change in unrealized appreciation (depreciation) of:

Securities..............................................................
 .       35,002,959
          Forward exchange
contracts...............................................
37,821,491
          Foreign currencies and net other
assets..................................          192,783

------------
     Net unrealized appreciation of investments during the
period..................       73,017,233

------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS....................................       62,652,512

------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS...............................     $ 70,706,979

============

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - -

                                      ----
                                       21
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
-----------------------------
 Statement of Changes in Net Assets
------------------------------------------------------------------------
-----------------------------


SIX MONTHS

ENDED            YEAR

9/30/95          ENDED

(UNAUDITED)       3/31/95

------------    ------------
Net investment income...................................................
$  8,054,467    $  5,359,826
Net realized loss on securities, forward exchange contracts and foreign currencies during the period..........................................
(10,364,721)     (2,869,436)
Net unrealized appreciation (depreciation) of securities, forward exchange contracts, foreign currencies and net other assets during the period................................................................
73,017,233     (36,494,105)

------------    ------------
Net increase (decrease) in net assets resulting from operations.........
70,706,979     (34,003,715)
Distributions:
Distributions to shareholders from net realized gain on investments.....
--      (3,010,114)
Distributions in excess of net realized gain on investments.............
--      (4,759,223)
Net increase in net assets from Fund share transactions (Note 4)........
60,783,168     399,373,423

------------    ------------
Net increase in net assets..............................................
131,490,147     357,600,371
NET ASSETS
Beginning of period.....................................................
655,034,551     297,434,180

------------    ------------
End of period (including undistributed net investment
  income of $13,512,554 and
  $5,458,087, respectively).............................................
$786,524,698    $655,034,551

============    ============

 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - -

                                      ----
                                       22
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Financial Highlights
------------------------------------------------------------------------
--------

For a Fund share outstanding throughout each period.

                                                      SIX MONTHS
                                                        ENDED
YEAR        PERIOD
                                                       9/30/95
ENDED         ENDED
                                                     (UNAUDITED)
3/31/95    3/31/94(a)(h)
                                                     ------------   ----
----   -------------
Net asset value, beginning of period...............    $  11.52     $
12.26     $   10.00
                                                       --------     ----
----      --------
Income from investment operations:
Net investment income (loss).......................        0.12
0.10         (0.00)(c)(f)
Net realized and unrealized gain (loss) on
  investments......................................        1.06
(0.68)         2.26
                                                       --------     ----
----      --------
     Total from investment operations..............        1.18
(0.58)         2.26
                                                       --------     ----
----      --------
Distributions:
Distributions from net realized gains..............          --
(0.06)           --
Distributions in excess of net realized gains......          --
(0.10)           --
                                                       --------     ----
----      --------
     Total distributions...........................          --
(0.16)           --
                                                       --------     ----
----      --------
Net asset value, end of period.....................    $  12.70     $
11.52     $   12.26
                                                       ========
========      ========
Total return(d)....................................       10.24%
(4.74)%       22.60%
                                                       ========
========      ========
Ratios/Supplemental Data
Net assets, end of period (in 000's)...............    $786,525
$655,035     $ 297,434
Ratio of operating expenses to average net
  assets...........................................        1.62%(b)
1.65%         1.73%(b)(e)
Ratio of net investment income (loss) to average
  net assets.......................................        2.17%(b)
1.08%        (0.00)%(b)(g)
Portfolio turnover rate............................           8%
16%           14%

---------------

(a) The Fund commenced operations on June 15, 1993.
(b) Annualized.
(c) Net investment loss for a Fund share outstanding, before the waiver of fees by the investment adviser was $(0.01) for the 7.5 month-period ended March 31, 1994.
(d) Total return represents aggregate total return for the periods indicated.
(e) Annualized expense ratio before waiver of fees by the investment adviser was 1.83% for the 7.5 month-period ended
    March 31, 1994.
(f) Amount represents less than $(0.01).
(g) Amount represents less than (0.01)%.
(h) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.


 - - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - -
- - -

                                      ----
                                       23
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------
--------
 Notes to Financial Statements (Unaudited)
------------------------------------------------------------------------
--------

1.  SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of
Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a
Maryland corporation on January 28, 1993. The Fund commenced operations on June
15, 1993. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities that are traded primarily on a domestic exchange are valued at the last sale price on that exchange or, if there were no sales during the day, at the mean between the last ask price and the last bid price prior to the close of regular trading. Over-the-counter securities and securities listed or traded on certain foreign exchanges whose operations are similar to the United States ("U.S.") over-the-counter market are valued at the mean between the current bid and ask prices. Portfolio securities that are traded primarily on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period.
This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the
Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the
Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -

                                      ----
                                       24
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND

------------------------------------------------------------------------
--------
 Notes to Financial Statements (Unaudited)

have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received.
The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for purposes other than trading in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.
The Fund currently enters into such contracts with Mellon Bank
Corporation
("Mellon Bank") and Brown, Brothers Harriman & Co.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually.
Additional distributions of net investment income and capital gains from the
Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -

                                      ----
                                       25
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------
--------
 Notes to Financial Statements (Unaudited)
------------------------------------------------------------------------
--------

     FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no
Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY
TRANSACTIONS

     The Company on behalf of the Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company L.P. ("Tweedy,
Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired general partners and their families, as well as employees of Tweedy, Browne, the investment adviser to the Fund, have approximately $15.5 million of their own money invested in the Fund.

     The Company on behalf of the Fund has entered into an administration agreement (the "Administration Agreement") with The Shareholders Services Group,
Inc. ("TSSG"), a wholly owned subsidiary of First Data Corporation.
Under the
Administration Agreement, the Company pays TSSG an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund.

                                                            FEES ON
ASSETS
                                            ----------------------------
------------------
                                                               BETWEEN
                                               UP TO           $200 AND
EXCEEDING
                                            $200 MILLION     $500
MILLION     $500 MILLION

          --------------------------------------------------------------
------------------
           Administration Fees                   0.12%            0.10%
0.08%
          --------------------------------------------------------------
------------------

                                                               BETWEEN
                                               UP TO           $50 AND
EXCEEDING
                                            $50 MILLION      $100
MILLION     $100 MILLION

          --------------------------------------------------------------
------------------
          Accounting Fees                       0.08%            0.06%
0.04%
          --------------------------------------------------------------
------------------

     Under the terms of the Administration Agreement, the Company will pay for
Fund Administration Services, a minimum fee of $40,000 per Fund per annum, not to be aggregated with fees for Fund Accounting Services. The Company will pay for Fund Accounting Services a minimum fee of $20,000 per Fund per annum, not to be aggregated with fees for Fund Administration Services.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -

                                      ----
                                       26
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------
--------
 Notes to Financial Statements (Unaudited)
------------------------------------------------------------------------
--------

     No officer, director or employee of Tweedy, Browne, TSSG or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each director who is not an officer, director or employee of Tweedy, Browne, TSSG or any of their affiliates $2,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Bank, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). Unified Advisers, Inc., serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the
Fund and pays all distribution fees. No distribution fees are paid by the Fund.

     For the six months ended September 30, 1995, the Fund incurred total brokerage commissions of $415,098.

3.  PURCHASES AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales, excluding short-term investments, for the six months ended September 30, 1995 aggregated $83,130,894 and $54,661,240, respectively.

     At September 30, 1995, the aggregate gross unrealized appreciation for all
securities in which there was an excess of value over tax cost was
$104,139,621
and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $36,902,817.

4.  CAPITAL STOCK

     The Company is authorized to issue one billion shares of $.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                            SIX MONTHS ENDED 9/30/95
YEAR ENDED 3/31/95
                        ---------------------------------             --
-------------------------------
                          SHARES               AMOUNT
SHARES               AMOUNT
------------------------------------------------------------------------
-------------------------------
Sold                     15,259,281         $ 186,209,393
43,211,400         $ 526,880,460
Reinvested                       --                    --
610,480             7,251,537
Redeemed                (10,214,599)         (125,426,225)
(11,196,210)         (134,758,574)
------------------------------------------------------------------------
-------------------------------
Net Increase              5,044,682         $  60,783,168
32,625,670         $ 399,373,423
------------------------------------------------------------------------
-------------------------------

5.  ORGANIZATION COSTS

     The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs have been deferred and are being amortized over a five-year period using the straight-line method from the commencement of

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -

                                      ----
                                       27
                                      ----

TWEEDY, BROWNE GLOBAL VALUE FUND
------------------------------------------------------------------------
--------
 Notes to Financial Statements (Unaudited)
------------------------------------------------------------------------
--------

operations of the Fund. In the event that any of the initial shares of the Fund are redeemed during such amortization period, the Fund will be reimbursed for any unamortized organization costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6.  FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls
(which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

7.  LINE OF CREDIT

     The Fund and Mellon Bank, N.A. have entered into a Line of Credit
Agreement
(the "Agreement") which provides the Fund with a $50 million line of credit,
primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to the lessor of $50 million or one-
third of
its net assets. Interest is payable at the bank's Money Market Rate plus
0.75%
on an annualized basis. Under the Agreement, the Fund is charged a facility fee equal to 0.10% annually of the unutilized credit. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended
September 30, 1995, the Fund did not borrow under this Agreement.

8.  SUBSEQUENT EVENT

     As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -

     This report is for the information of the shareholders of Tweedy, Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Tweedy, Browne Company L.P. is a member of the NASD and is the Distributor of the Company.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
- - - -

                                      ----
                                       28
                                      ----

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- - - -



                                                   [GRAPHIC OF WORLD
MAP]

                                                       TWEEDY, BROWNE
                                                      GLOBAL VALUE FUND


                                                   ---------------------
-
                                                         SEMI-ANNUAL
                                                   ---------------------
-
                                                     SEPTEMBER 30, 1995
                                                   ---------------------
-
                                                   ---------------------
-














     TWEEDY, BROWNE FUND, INC.
52 Vanderbilt Avenue, NY, NY  10017
   800-432-4789 or 800-873-8242



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